                                                                    Exhibit 99.5

                     POPULAR ABS MORTGAGE PASS-THROUGH TRUST
                                     2005-2

                               MARKETING MATERIALS

                         [LOGO OF POPULAR ABS, INC.(SM)]

             $372,976,000 (APPROXIMATE, SUBJECT TO +/- 10% VARIANCE)

                                POPULAR ABS, INC.
                                    Depositor

                                EQUITY ONE, INC.
                                    Servicer

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

                              Co-Lead Underwriters

                               CONTACT INFORMATION

RBS GREENWICH CAPITAL

Trading

Name/Email                             Phone
----------------------------------     --------------
Ron Weibye                             (203) 625-6160
weibyer@gcm.com

Peter McMullin                         (203) 625-6160
peter.mcmullin@gcm.com

Banking

Name/Email                             Phone
----------------------------------     --------------
Jim Raezer                             (203) 625-6030
raezerj@gcm.com

Vinu Phillips                          (203) 622-5626
philliv@gcm.com

Michael McKeever                       (203) 618-2237
mckeevm@gcm.com

Structuring

Name/Email                             Phone
----------------------------------     --------------
Pat Macolino                           (203) 618-5627
macolip@gcm.com


RATING AGENCIES

Standard and Poor's

Name/Email                             Phone
----------------------------------     --------------
Victor Bhagat                          (212) 438-1130
Victor_bhagat@sandp.com

Moody's Investor Service

Name/Email                             Phone
----------------------------------     --------------
Danise Chui                            (212) 553-1022
Harwai.chui@moodys.com

Fitch Ratings

Name/Email                             Phone
----------------------------------     --------------
Mark Zelmanovich                       (212) 908-0259
Mark.zelmanovich@fitchratings.com

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
   and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
      Issuer or its affiliates in connection with the proposed transaction.

   This Preliminary Structural Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus
                                   Supplement.

PRELIMINARY TERM SHEET                             DATE PREPARED: MARCH 16, 2005

             $372,976,000 (APPROXIMATE, SUBJECT TO +/- 10% VARIANCE)
                 POPULAR ABS MORTGAGE PASS-THROUGH TRUST 2005-2

             PRINCIPAL        WAL          PYMT WINDOW        EXPECTED RATING      ASSUMED FINAL     INTEREST        PRINCIPAL
CLASS(1)    BALANCE ($)   CALL/MAT(5)   (MTHS) CALL/MAT(5)  (MOODY'S/S&P/FITCH)  DISTRIBUTION DATE    TYPE(4)           TYPE
--------  --------------  -----------   ------------------  -------------------  -----------------  -----------  -----------------
AF-1      $  124,300,000  1.00 / 1.00       1-24 / 1-24         Aaa/AAA/AAA          April 2035     Floating(2)  Senior Sequential
AF-2      $   23,000,000  2.20 / 2.20      24-29 / 24-29        Aaa/AAA/AAA          April 2035       Fixed(3)   Senior Sequential
AF-3      $   41,000,000  3.00 / 3.00      29-47 / 29-47        Aaa/AAA/AAA          April 2035       Fixed(3)   Senior Sequential
AF-4      $   30,600,000  5.00 / 5.00      47-77 / 47-77        Aaa/AAA/AAA          April 2035       Fixed(3)   Senior Sequential
AF-5      $   11,483,000  7.40 / 7.40     77-100 / 77-100       Aaa/AAA/AAA          April 2035       Fixed(3)   Senior Sequential
AF-6      $   13,000,000  5.84 / 5.84      39-98 / 39-98        Aaa/AAA/AAA          April 2035       Fixed(3)       Senior NAS
AV-1A     $  110,143,000       Not Marketed Hereby              Aaa/AAA/AAA          April 2035     Floating(2)        Senior
AV-1B     $   27,536,000                                        Aaa/AAA/AAA          April 2035     Floating(2)      Senior Mez
AV-2      $   42,364,000  3.36 / 3.93      1-107 / 1-235        Aaa/AAA/AAA          April 2035     Floating(2)        Senior
M-1       $   37,119,000  5.84 / 6.48     38-107 / 38-201        Aa2/AA/AA           April 2035       Fixed(3)      Subordinate
M-2       $   27,574,000  5.83 / 6.42     37-107 / 37-184          A2/A/A            April 2035       Fixed(3)      Subordinate
M-3       $    4,772,000  5.83 / 6.37     37-107 / 37-166         A3/A-/A-           April 2035       Fixed(3)      Subordinate
M-4       $    7,424,000  5.83 / 6.34     37-107 / 37-162     Baa1/BBB+/BBB+         April 2035       Fixed(3)      Subordinate
M-5       $    4,242,000  5.83 / 6.30     37-107 / 37-154      Baa2/BBB/BBB          April 2035       Fixed(3)      Subordinate
M-6       $    6,098,000  5.83 / 6.25     37-107 / 37-149     Baa3/BBB-/BBB-         April 2035       Fixed(3)      Subordinate
B-1       $    6,363,000                                        Ba2/BB+/BB+          April 2035       Floating      Subordinate
B-2       $    5,780,000       Not Publicly Offered               NR/BB/BB           April 2035       Floating      Subordinate
B-3       $    7,477,000                                         NR/BB-/BB-          April 2035       Floating      Subordinate
TOTAL:    $  530,275,000

(1) The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates are backed primarily by the cash flow from the Group I Mortgage Loans (as defined herein). The Class AV-1A and Class AV-1B Certificates are backed primarily by the cash flow from the Group II-A Mortgage Loans (as defined herein). The Class AV-2 Certificates are backed primarily by the cash flow from the Group II-B Mortgage Loans (as defined herein). The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates are backed by the cash flows from the Group I Mortgage Loans and the Group II Mortgage Loans (as defined herein). The principal balance of each Class of Offered Certificates (as defined herein) is subject to a 10% variance.
(2) The Class AF-1, Class AV-1A, Class AV-1B and Class AV-2 Certificates are priced to call. The margin on the Class AV-1A, AV-1B and Class AV-2 Certificates will double after the Optional Termination may be first exercised.
(3) The Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates are priced to call. The fixed rate coupon on the Class AF-5, Class AF-6, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates will increase by 0.50% after the Optional Termination may be first exercised.
(4)  See "Net WAC Cap" herein. (5) See "Pricing Prepayment Speed" herein.

Depositor:               Popular ABS, Inc.

Servicer:                Equity One, Inc. ("EQUITY ONE"), an indirect
                         subsidiary of Popular, Inc.

Co-Lead Underwriters:    Greenwich Capital Markets, Inc. ("RBS GREENWICH
                         CAPITAL") and Friedman, Billings, Ramsey & Co., Inc.

Trustee/Custodian:       JPMorgan Chase Bank, N.A.

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

  This Preliminary Structural Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus
                                  Supplement.

Offered Certificates:    The Class AF-1, Class AF-2, Class AF-3, Class AF-4,
                         Class AF-5 and Class AF-6 Certificates (the "CLASS AF
                         CERTIFICATES") and the Class AV-1A, Class AV-1B (the
                         "CLASS AV-1 CERTIFICATES") and Class AV-2 Certificates
                         (together with the Class AV-1 Certificates, the "CLASS
                         AV CERTIFICATES") are collectively referred to herein as the "SENIOR CERTIFICATES" or "CLASS A CERTIFICATES".
                         The Class M-1, Class M-2, Class M-3, Class M-4, Class
                         M-5 and Class M-6 Certificates are collectively referred to herein as the "OFFERED SUBORDINATE
                         CERTIFICATES". The Offered Subordinate Certificates and the Class B-1, Class B-2 and Class B-3 Certificates are together referred to herein as the "SUBORDINATE
                         CERTIFICATES". The Senior Certificates and the Offered
                         Subordinate Certificates are collectively referred to herein as the "OFFERED CERTIFICATES." The Class B-1,
                         Class B-2 and Class B-3 Certificates will not be offered publicly.

Federal Tax Status:      It is anticipated that the Offered Certificates
                         generally will represent ownership of REMIC regular interests for tax purposes.

Registration:            The Offered Certificates will be available in
                         book-entry form through DTC and only upon request through Clearstream, Luxembourg and the Euroclear
                         System.

Cut-off Date:            March 1, 2005.

Expected Pricing Date:   On or about March [18], 2005.

Expected Closing Date:   On or about March 30, 2005.

Expected Settlement
Date:                    On or about March 30, 2005.

Distribution Date:       The 25th day of each month (or if not a business day,
                         the next succeeding business day) commencing in April
                         2005.

Accrued Interest:        The price to be paid by investors for the Class AF-1,
                         Class AV-1A, Class AV-1B and Class AV-2 Certificates will not include accrued interest (settling flat). The
                         Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class
                         AF-6, Class M-1, Class M-2, Class M-3, Class M-4, Class
                         M-5 and Class M-6 Certificates will settle with accrued interest of 29 days.

Interest Accrual
Period: The interest accrual period for each Distribution Date with respect to the Class AF-1, Class AV-1A, Class AV-1B, Class AV-2, Class B-1, Class B-2 and Class B-3 Certificates will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an actual/360 basis). The interest accrual period for each Distribution Date with respect to the Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

ERISA Eligibility:       The Offered Certificates are expected to be ERISA
                         eligible, so long as certain conditions are met as described further in the prospectus supplement.

SMMEA Eligibility:       The Offered Certificates are not expected to constitute
                         "mortgage related securities" for purposes of SMMEA.

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

  This Preliminary Structural Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus
                                  Supplement.

Servicing Fee:           With respect to each Distribution Date, the Servicer
                         will be entitled to 1/12 of 0.50% of the aggregate principal balance of the Mortgage Loans.

Trustee Fee:             With respect to each Distribution Date, the Trustee
                         will be entitled 1/12 of 0.02% of the aggregate principal balance of the Mortgage Loans.

Optional Termination:    The terms of the transaction allow for a clean-up call
                         of the Mortgage Loans and the retirement of the Offered
                         Certificates (the "CLEAN-UP CALL"), which may be exercised once the aggregate principal balance of the Mortgage Loans is less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Pricing Prepayment
Speed: The Offered Certificates will be priced based on the following collateral prepayment assumptions:

                         FRM Loans: 100% PPC (100% PPC: 2.00% - 20.00% CPR
                                             over 10 months, 20% thereafter)
                         ARM Loans: 100% PPC (100% PPC: 28.00% CPR)

Mortgage Loans:          As of the Cut-off Date, the aggregate principal balance
                         of the Mortgage Loans was approximately $530,275,524, of which: (i) approximately $350,232,514 consisted of a pool of conforming and non-conforming balance fixed rate mortgage loans (the "GROUP I MORTGAGE LOANS"),
                         (ii) approximately $137,679,053 consisted of a pool of conforming balance fixed and adjustable rate mortgage loans (the "GROUP II-A MORTGAGE LOANS") and (iii) approximately $42,363,957 consisted of a pool of conforming and non-conforming balance fixed and adjustable rate mortgage loans (the "GROUP II-B
                         MORTGAGE LOANS", together with the Group II-A Mortgage
                         Loans, the "GROUP II MORTGAGE LOANS"). The Group I
                         Mortgage Loans and the Group II Mortgage Loans are collectively referred herein as the "MORTGAGE LOANS".
                         See the attached collateral descriptions for additional information on the Mortgage Loans.

Pass-Through  Rate:      The "PASS-THROUGH RATE" on each Class of Offered
                         Certificates and the Class B-1, Class B-2 and Class B-3
                         Certificates will be equal to the lesser of (i) the related Formula Rate and (ii) the related Net WAC Cap.

Formula Rate:            The "FORMULA RATE" for each of the Class AF-1, Class
                         AV-1A, Class AV-1B, Class AV-2, Class B-1, Class B-2 and Class B-3 Certificates will be equal to the lesser of (i) One Month LIBOR plus the margin for such Class and (ii) 14.00%.

                         The "FORMULA RATE" for each of the Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 will be equal to the applicable fixed rate for each such class.

Adjusted Net Mortgage
Rate: The "ADJUSTED NET MORTGAGE RATE" for each Mortgage Loan is equal to the loan rate less the sum of (i) the Servicing Fee rate and (ii) the Trustee Fee rate.

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

  This Preliminary Structural Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus
                                  Supplement.

Net WAC Cap:             The "NET WAC CAP" with respect to each Distribution
                         Date is a rate equal to:
                              a) with respect to the Class AF-1 Certificates, the weighted average Adjusted Net Mortgage Rate of the Group I Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on an actual/360 basis (the "ADJUSTABLE CLASS AF CAP").
                              b) with respect to the Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates, the weighted average Adjusted Net Mortgage Rate of the Group I Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on a 30/360 basis (the "FIXED CLASS AF CAP").
                              c) with respect to the Class AV-1A and Class AV-1B Certificates, the weighted average Adjusted Net Mortgage Rate of the Group II-A Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on an actual/360 basis.
                              d) with respect to the Class AV-2 Certificates, the weighted average Adjusted Net Mortgage Rate of the Group II-B Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on an actual/360 basis.
                              e) with respect to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates, the lesser of (i) the Fixed Class AF Cap, or (ii) the weighted average Adjusted Net Mortgage Rate of the Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on a 30/360 basis.
                              f) with respect to the Class B-1, Class B-2 and Class B-3 Certificates, the lesser of (i) the Adjustable Class AF Cap, or (ii) the weighted average Adjusted Net Mortgage Rate of the Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on an actual/360 basis.

Net WAC Cap
Carryover Amount:        If on any Distribution Date the Pass-Through Rate for
                         the Offered Certificates or the Class B-1, Class B-2 and Class B-3 Certificates is limited by the related
                         Net WAC Cap, the "NET WAC CAP CARRYOVER AMOUNT" for such Class which is equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such Class based on the Formula Rate over (b) the amount of interest actually accrued on such Class based on the related Pass-Through Rate and (ii) the unpaid portion of any related Net WAC Cap Carryover Amount from the prior Distribution Date together with accrued interest thereon at the related Formula Rate. Any Net
                         WAC Cap Carryover Amount will be paid on such Distribution Date or future Distribution Dates to the extent of funds available.

Credit Enhancement:      Consists of the following:

                              1) Excess Cashflow
                              2) Overcollateralization Amount and
                              3) Subordination

Excess Cashflow:         The "EXCESS CASHFLOW" for any Distribution Date will be
                         equal to the available funds remaining after priorities
                         1) and 2) under "Priority of Distributions."

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

  This Preliminary Structural Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus
                                  Supplement.

Overcollateralization
Amount: The "OVERCOLLATERALIZATION AMOUNT" (or "O/C") is equal to the excess of (i) the aggregate principal balance of the Mortgage Loans over (ii) the aggregate principal balance of the Offered Certificates and Class B-1, Class B-2 and Class B-3 Certificates. On the Closing Date, the Overcollateralization Amount will be equal to approximately zero. On each Distribution Date, Excess Cashflow, if any, will be used to build O/C until the Targeted Overcollateralization Amount is reached.

Targeted
Overcollateralization
Amount: Prior to the Stepdown Date, the "TARGETED OVERCOLLATERALIZATION AMOUNT" is equal to the sum of
                         (a) approximately 1.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date and (b) the Aggregate Class B Early Distribution Amount.

                         On or after the Stepdown Date, the Targeted
                         Overcollateralization Amount is the lesser of (a) the amount described in the preceding paragraph and (b) the greater of (i) the excess of (x) approximately 10.40% of the aggregate principal balance of the Mortgage Loans for the related Distribution Date over (y) the excess of (I) the aggregate principal balance of the Class B-1, Class B-2 and Class B-3 Certificates as of the Closing Date over (II) the aggregate of distributions made in respect of principal to the Class B-1, Class B-2 and Class B-3 Certificates on all prior Distribution Dates and (ii) approximately 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date. However, if a Trigger Event has occurred on the related Distribution Date, the Targeted Overcollateralization Amount shall be equal to the Targeted Overcollateralization Amount for the previous Distribution Date (after taking into account any distributions of principal made with respect to the Class B-1, Class B-2 and Class B-3 Certificates on the prior Distribution Date).

Stepdown Date:           The earlier to occur of
                         (i)  the Distribution Date on which the aggregate
                              principal balance of the Class A Certificates has been reduced to zero; and
                         (ii) the later to occur of
                              (x) the Distribution Date occurring in April 2008
                                  and
                              (y) the first Distribution Date on which the
                                  Senior Enhancement Percentage is greater than or equal to 43.30%.

Aggregate Class B
Early Distribution
Amount: As of any Distribution Date, the aggregate sum of all amounts paid to the Class B-1, Class B-2 and Class B-3 Certificates on prior Distribution Dates from Excess Cashflow pursuant to clauses 5), 6) and 7) of "Priority of Distributions".

Senior Enhancement
Percentage:              The "SENIOR ENHANCEMENT PERCENTAGE" for a Distribution
                         Date is equal to (a) the sum of (i) the aggregate principal balance of the Subordinate Certificates and
                         (ii) the Overcollateralization Amount divided by (b) the aggregate principal balance of the Mortgage Loans.

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

  This Preliminary Structural Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus
                                  Supplement.

Expected Credit
Support Percentages:

                 INITIAL CREDIT SUPPORT       EXPECTED CREDIT SUPPORT
                    ON CLOSING DATE          ON OR AFTER STEPDOWN DATE
               -------------------------     -------------------------
                 CLASS         PERCENT         CLASS         PERCENT
               ---------     -----------     ---------     -----------
                Class A         21.65%        Class A         43.30%
               Class M-1        14.65%       Class M-1        29.30%
               Class M-2         9.45%       Class M-2        18.90%
               Class M-3         8.55%       Class M-3        17.10%
               Class M-4         7.15%       Class M-4        14.30%
               Class M-5         6.35%       Class M-5        12.70%
               Class M-6         5.20%       Class M-6        10.40%
               Class B-1         4.00%       Class B-1         8.00%
               Class B-2         2.91%       Class B-2         5.82%
               Class B-3         1.50%       Class B-3         3.00%

Trigger Event:           A "TRIGGER EVENT" is in effect on any Distribution Date
                         on or after the Stepdown Date, if either (i) the six month rolling average 60+ delinquency percentage equals or exceeds [38.00]% of the current Senior Enhancement
                         Percentage or (ii) cumulative realized losses as a percentage of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, for the related
                         Distribution Date are greater than:

                   DISTRIBUTION DATE OCCURRING IN                                  PERCENTAGE
               ---------------------------------------   ----------------------------------------------------------------
                       April 2008-March 2009             [2.50]% (or [2.75]% if the class certificate balances for the
                                                         Class B-1, Class B-2 and Class B-3 Certificates have been
                                                         reduced to zero and no part of that reduction was due to the application of Realized Losses) for the first month plus an additional 1/12th of [1.50]% (or 1/12th of [1.75]% if the
                                                         class certificate balances for the Class B-1, Class B-2 and
                                                         Class B-3 Certificates have been reduced to zero and no part of that reduction was due to the application of Realized
                                                         Losses) for each month thereafter

                       April 2009-March 2010             [4.00]% (or [4.50]% if the class certificate balances for the
                                                         Class B-1, Class B-2 and Class B-3 Certificates have been
                                                         reduced to zero and no part of that reduction was due to the application of Realized Losses) for the first month plus an additional 1/12th of [1.25]% (or 1/12th of [1.25]% if the
                                                         class certificate balances for the Class B-1, Class B-2 and
                                                         Class B-3 Certificates have been reduced to zero and no part of that reduction was due to the application of Realized
                                                         Losses) for each month thereafter

                       April 2010-March 2011             [5.25]% (or [5.75]% if the class certificate balances for the
                                                         Class B-1, Class B-2 and Class B-3 Certificates have been
                                                         reduced to zero and no part of that reduction was due to the application of Realized Losses) for the first month plus an additional 1/12th of [1.00]% (or 1/12th of [1.00]% if the
                                                         class certificate balances for the Class B-1, Class B-2 and
                                                         Class B-3 Certificates have been reduced to zero and no part of that reduction was due to the application of Realized
                                                         Losses) for each month thereafter

                     April 2011 and thereafter           [6.25]% (or [6.75]% if the class certificate balances for the
                                                         Class B-1, Class B-2 and Class B-3 Certificates have been
                                                         reduced to zero and no part of that reduction was due to the application of Realized Losses).

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

  This Preliminary Structural Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus
                                  Supplement.

Group II-A Trigger
Event: A "GROUP II-A TRIGGER EVENT" is in effect on any Distribution Date, if (x) cumulative realized losses as a percentage of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, for the related Distribution Date are greater than [2.50]% (or [2.75]% if the class certificate balances for the Class B-1, Class B-2 and Class B-3 Certificates have been reduced to zero and no part of that reduction was due to the application of Realized Losses) on any Distribution Date prior to the Stepdown Date or (y) a Trigger Event is in effect on any Distribution Date on or after the Stepdown Date.

Realized Losses:         If a Mortgage Loan becomes a liquidated loan, the net
                         liquidation proceeds relating thereto may be less than the principal balance of such Mortgage Loan. The amount of such difference is a "REALIZED LOSS." Realized
                         Losses on the Mortgage Loans will, in effect, be absorbed first by the Excess Cashflow and second by the reduction of the Overcollateralization Amount.
                         Following the reduction of the Overcollateralization
                         Amount to zero, all allocable Realized Losses will be applied in reverse sequential order, first to the Class
                         B-3 Certificates, then to the Class B-2 Certificates, then to the Class B-1 Certificates, then to the Class
                         M-6 Certificates, then to the Class M-5 Certificates, then to the Class M-4 Certificates, then to the Class
                         M-3 Certificates, then to the Class M-2 Certificates and then to the Class M-1 Certificates and then, in the case of any remaining Realized Losses on the Group II-A
                         Mortgage Loans, to the Class AV-1B Certificates.
                         Realized Losses will not be allocated to any of the Class A Certificates (except for the Class AV-1B
                         Certificates to the limited extent described above).

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

  This Preliminary Structural Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus
                                  Supplement.

Priority of
Distributions:           Available funds from the Mortgage Loans will be
                         distributed as follows:

                         1) Interest funds, as follows: first, trustee fees,
                            servicing fees, certain indemnities and other reimbursable amounts from the related loan group, second, monthly and unpaid interest to the Senior Certificates pro rata, generally from interest collected from the related loan group (and to the extent remaining unpaid, from excess interest from the other loan groups), third, monthly interest to the Class M-1 Certificates, fourth, monthly interest to the Class M-2 Certificates, fifth, monthly interest to the Class M-3 Certificates, sixth, monthly interest to the Class M-4 Certificates, seventh, monthly interest to the Class M-5 Certificates, eighth, monthly interest to the Class M-6 Certificates, ninth monthly interest to the Class B-1 Certificates, tenth monthly interest to the Class B-2 Certificates, and eleventh monthly interest to the Class B-3 Certificates.

                         2) Principal funds, as follows: monthly principal to
                            the Senior Certificates as described under "Principal Paydown", based on the principal collected from the related loan group (and to the extent remaining unpaid, from principal remaining from the other loan groups), as described under "Principal Paydown", then monthly principal to the Class M-1 Certificates as described under "Principal Paydown", then monthly principal to the Class M-2 Certificates as described under "Principal Paydown", then monthly principal to the Class M-3 Certificates as described under "Principal Paydown", then monthly principal to the Class M-4 Certificates as described under "Principal Paydown", then monthly principal to the Class M-5 Certificates as described under "Principal Paydown", then monthly principal to the Class M-6 Certificates as described under "Principal Paydown", then monthly principal to the Class B-1 Certificates as described under "Principal Paydown", then monthly principal to the Class B-2 Certificates as described under "Principal Paydown", and lastly, monthly principal to the Class B-3 Certificates as described under "Principal Paydown."

                         3) Excess Cashflow as follows in the following order:
                            a) any remaining unpaid interest to the Senior
                               Certificates pro rata.
                            b) as principal to the Offered Certificates, Class
                               B-1, Class B-2 and Class B-3 Certificates to build or maintain O/C as described under "Principal Paydown".
                            c) any unpaid applied Realized Loss amount to the
                               Class AV-1B Certificates.
                            d) any previously unpaid interest to the Class M-1
                               Certificates.
                            e) any unpaid applied Realized Loss amount to the
                               Class M-1 Certificates.
                            f) any previously unpaid interest to the Class M-2
                               Certificates.
                            g) any unpaid applied Realized Loss amount to the
                               Class M-2 Certificates.
                            h) any previously unpaid interest to the Class M-3
                               Certificates.
                            i) any unpaid applied Realized Loss amount to the
                               Class M-3 Certificates.
                            j) any previously unpaid interest to the Class M-4
                               Certificates.
                            k) any unpaid applied Realized Loss amount to the
                               Class M-4 Certificates.
                            l) any previously unpaid interest to the Class M-5
                               Certificates.
                            m) any unpaid applied Realized Loss amount to the
                               Class M-5 Certificates.
                            n) any previously unpaid interest to the Class M-6
                               Certificates.

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

  This Preliminary Structural Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus
                                  Supplement.

                            o) any unpaid applied Realized Loss amount to the
                               Class M-6 Certificates.
                            p) any previously unpaid interest to the Class B-1
                               Certificates.
                            q) any unpaid applied Realized Loss amount to the
                               Class B-1 Certificates.
                            r) any previously unpaid interest to the Class B-2
                               Certificates.
                            s) any unpaid applied Realized Loss amount to the
                               Class B-2 Certificates.
                            t) any previously unpaid interest to the Class B-3
                               Certificates.
                            u) any unpaid applied Realized Loss amount to the
                               Class B-3 Certificates.

                         4) Any remaining Excess Cashflow to pay any unpaid Net
                            WAC Cap Carryover Amount payable to the Offered Certificates and the Class B-1, Class B-2 and Class B-3 Certificates, pro rata based on such unpaid amounts.

                         5) Any remaining Excess Cashflow to the Class B-3 as
                            principal until its principal balance has been reduced to zero.

                         6) Any remaining Excess Cashflow to the Class B-2 as
                            principal until its principal balance has been reduced to zero.

                         7) Any remaining Excess Cashflow to the Class B-1 as
                            principal until its principal balance has been reduced to zero.

                         8) Any remaining Excess Cashflow to the non-offered
                            certificates (other than the Class B-1, Class B-2 and Class B-3 Certificates) as described in the pooling agreement.

Principal Paydown:
                         1) Prior to the Stepdown Date or if a Trigger Event is
                            in effect, principal will be paid to the Senior Certificates generally pro rata based on the principal collected from the related loan group (and to the extent remaining unpaid, from excess principal from the other loan groups). After the Senior Certificates have been retired, principal will be applied sequentially in the following order of priority: i) the Class M-1 Certificates, ii) the Class M-2 Certificates, iii) the Class M-3 Certificates, iv) the Class M-4 Certificates, v) the Class M-5 Certificates, vi) the Class M-6 Certificates, vii) the Class B-1 Certificates, viii) the Class B-2 Certificates, and then ix) the Class B-3 Certificates.

                         2) On or after the Stepdown Date and if a Trigger Event
                            is not in effect, all the Offered Certificates and the Class B-1, Class B-2 and Class B-3 Certificates will be entitled to receive payments of principal in the following order of priority: first to the Senior Certificates, generally pro rata, based on the principal collected from the related loan groups (and to the extent remaining unpaid, from excess principal from the other loan groups), such that the Senior Certificates will have at least 43.30% credit enhancement, second to the Class M-1 Certificates such that the Class M-1 Certificates will have at least 29.30% credit enhancement, third to the Class M-2 Certificates such that the Class M-2 Certificates will have at least 18.90% credit enhancement, fourth to the Class M-3 Certificates such that the Class M-3 Certificates will have at least 17.10% credit enhancement, fifth to the Class M-4 Certificates such that the Class M-4 Certificates will have at least 14.30% credit enhancement, sixth to the Class M-5 Certificates such that the Class M-5 Certificates will have at least 12.70% credit enhancement, seventh to the Class M-6 Certificates such that the Class M-6 Certificates will have at least 10.40% credit enhancement, eighth to the Class B-1 Certificates such that the Class B-1 Certificates will have at least 8.00% credit enhancement, ninth to the Class B-2 Certificates such that the Class B-2 Certificates will have at least 5.82% credit enhancement, and tenth to the Class B-3 Certificates such that the Class B-3 Certificates will have at least 3.00% credit enhancement (subject, in each case, to any overcollateralization floors).

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

  This Preliminary Structural Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus
                                  Supplement.

Class AV-1
Principal Distribution:  The related share of principal allocable to the Class
                         AV-1 Certificates will be distributed as follows:

                         x) If a Group II-A Trigger Event is not in effect:
                              To the Class AV-1A and Class AV-1B Certificates, pro-rata, based on current principal balances until their principal balances are paid to zero.
                         y) If a Group II-A Trigger Event is in effect:
                              1) First, to the Class AV-1A Certificates until
                                 its principal balance is reduced to zero, and
                              2) Second, to the Class AV-1B Certificates until
                                 its principal balance is reduced to zero.

Class AF Principal
Distribution:            Principal allocated to the Class AF Certificates will
                         be distributed in the following order of priority:

                         1)

                              a) To the Class AF-6 Certificates, the Lockout
                                 Percentage of their pro-rata share of principal allocated to the Class AF Certificates until month 108 as described below.

                                        MONTH          LOCKOUT PERCENTAGE
                                      --------         ------------------
                                        1 - 36                  0%
                                       37 - 60                 45%
                                       61 - 72                 80%
                                       73 - 84                100%
                                       85 - 108               300%

                              b) To the Class AF-6 Certificates, 100% of the
                                 principal allocated to the Class AF
                                 Certificates in or after month 109, until its principal balance is reduced to zero.

                         2) Sequentially to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates until their respective principal balances are reduced to zero.

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

  This Preliminary Structural Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus
                                  Supplement.

Class AV-1A Yield
Maintenance Agreement:   On the Closing Date, the Trustee will enter into a
                         yield maintenance agreement with a counterparty (the
                         "COUNTERPARTY") for the benefit of the Class AV-1A
                         Certificates (the "CLASS AV-1A YIELD MAINTENANCE
                         AGREEMENT"). The notional balance of the Class AV-1A
                         Yield Maintenance Agreement on each Distribution Date will be equal to the lesser of (i) the aggregate balance of the Class AV-1A Certificates and (ii) the amount set forth in the table below. The Counterparty will be obligated to make monthly payments to the Trustee equal to the product of (x) the amount by which one-month LIBOR (up to a maximum of 10.50%) exceeds the related strike rate for such Distribution Date, if any, accrued over the related interest accrual period and
                         (y) the related notional balance for such Distribution
                         Date. The Class AV-1A Yield Maintenance Agreement will terminate after the Distribution Date in December 2007.
                         Any payments received from the Class AV-1A Yield
                         Maintenance Agreement will be deposited in the Reserve
                         Fund for the benefit of the Class AV-1A Certificates to pay any related unpaid Net WAC Cap Carryover Amounts to the extent not covered by Available Funds.

                            Class AV-1A Yield Maintenance Agreement Schedule
                          ----------------------------------------------------
                             Period        Notional ($)       Strike Rate (%)
                          -----------   -----------------   ------------------
                               1              110,143,000              7.47972
                               2              107,217,910              6.48260
                               3              104,356,136              6.27365
                               4              101,554,917              6.48292
                               5               98,811,772              6.27392
                               6               96,124,473              6.27403
                               7               93,491,369              6.48326
                               8               90,911,210              6.27421
                               9               88,399,101              6.48344
                              10               85,953,371              6.27439
                              11               83,572,226              6.27448
                              12               81,253,919              6.94684
                              13               78,996,754              6.27465
                              14               76,799,077              6.48390
                              15               74,659,282              6.27483
                              16               72,575,803              6.48409
                              17               70,547,120              6.27502
                              18               68,571,751              6.27511
                              19               66,648,257              6.48437
                              20               64,775,236              6.27529
                              21               62,951,324              6.48457
                              22               61,175,194              8.45178
                              23               59,464,290              8.44982
                              24               57,797,375              9.35297
                              25               56,173,493              8.44586
                              26               54,592,012              8.72532
                              27               53,052,999              8.44185
                              28               51,555,324              9.69730
                              29               50,102,659              9.38161
                              30               48,688,781              9.37873
                              31               47,312,747              9.68835
                              32               45,973,404              9.37290
                              33               44,669,777              9.68230

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

  This Preliminary Structural Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus
                                  Supplement.

Class AV-1B Yield
Maintenance Agreement:   On the Closing Date, the Trustee will enter into a
                         yield maintenance agreement with a counterparty (the
                         "COUNTERPARTY") for the benefit of the Class AV-1B
                         Certificates (the "CLASS AV-1B YIELD MAINTENANCE
                         AGREEMENT"). The notional balance of the Class AV-1B
                         Yield Maintenance Agreement on each Distribution Date will be equal to the lesser of (i) the aggregate balance of the Class AV-1B Certificates and (ii) the amount set forth in the table below. The Counterparty will be obligated to make monthly payments to the Trustee equal to the product of (x) the amount by which one-month LIBOR (up to a maximum of 10.50%) exceeds the related strike rate for such Distribution Date, if any, accrued over the related interest accrual period and
                         (y) the related notional balance for such Distribution
                         Date. The Class AV-1B Yield Maintenance Agreement will terminate after the Distribution Date in December 2007.
                         Any payments received from the Class AV-1B Yield
                         Maintenance Agreement will be deposited in the Reserve
                         Fund for the benefit of the Class AV-1B Certificates to pay any related unpaid Net WAC Cap Carryover Amounts to the extent not covered by Available Funds.

                            Class AV-1B Yield Maintenance Agreement Schedule
                          ----------------------------------------------------
                             Period        Notional ($)       Strike Rate (%)
                          -----------   -----------------   ------------------
                               1               27,536,000              7.47972
                               2               26,804,721              6.48260
                               3               26,089,270              6.27365
                               4               25,388,959              6.48292
                               5               24,703,167              6.27392
                               6               24,031,336              6.27403
                               7               23,373,054              6.48326
                               8               22,728,008              6.27421
                               9               22,099,976              6.48344
                              10               21,488,537              6.27439
                              11               20,893,246              6.27448
                              12               20,313,664              6.94684
                              13               19,749,367              6.27465
                              14               19,199,943              6.48390
                              15               18,664,989              6.27483
                              16               18,144,115              6.48409
                              17               17,636,940              6.27502
                              18               17,143,093              6.27511
                              19               16,662,215              6.48437
                              20               16,193,956              6.27529
                              21               15,737,973              6.48457
                              22               15,293,937              8.45178
                              23               14,866,207              8.44982
                              24               14,449,474              9.35297
                              25               14,043,500              8.44586
                              26               13,648,126              8.72532
                              27               13,263,370              8.44185
                              28               12,888,948              9.69730
                              29               12,525,778              9.38161
                              30               12,172,305              9.37873
                              31               11,828,294              9.68835
                              32               11,493,455              9.37290
                              33               11,167,545              9.68230

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the
     Issuer or its affiliates in connection with the proposed transaction.

  This Preliminary Structural Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus
                                  Supplement.

Class AV-2 Yield
Maintenance Agreement:   On the Closing Date, the Trustee will enter into a
                         yield maintenance agreement with a counterparty (the
                         "COUNTERPARTY") for the benefit of the Class AV-2
                         Certificates (the "CLASS AV-2 YIELD MAINTENANCE
                         AGREEMENT"). The notional balance of the Class AV-2
                         Yield Maintenance Agreement on each Distribution Date will be equal to the lesser of (i) the aggregate balance of the Class AV-2 Certificates and (ii) the amount set forth in the table below. The Counterparty will be obligated to make monthly payments to the Trustee equal to the product of (x) the amount by which one-month LIBOR (up to a maximum of 10.50%) exceeds the related strike rate for such Distribution Date, if any, accrued over the related interest accrual period and
                         (y) the related notional balance for such Distribution
                         Date. The Class AV-2 Yield Maintenance Agreement will terminate after the Distribution Date in February 2008.
                         Any payments received from the Class AV-2 Yield
                         Maintenance Agreement will be deposited in the Reserve
                         Fund for the benefit of the Class AV-2 Certificates to pay any related unpaid Net WAC Cap Carryover Amounts to the extent not covered by Available Funds.

                             Class AV-2 Yield Maintenance Agreement Schedule
                          ----------------------------------------------------
                             Period        Notional ($)       Strike Rate (%)
                          -----------   -----------------   ------------------
                              1                42,364,000              7.31512
                              2                41,238,914              6.33966
                              3                40,138,169              6.13505
                              4                39,060,702              6.33945
                              5                38,005,556              6.13486
                              6                36,971,873              6.13477
                              7                35,959,081              6.33919
                              8                34,966,416              6.13467
                              9                34,000,014              6.33912
                              10               33,059,159              6.13459
                              11               32,143,159              6.13455
                              12               31,251,343              6.79178
                              13               30,383,057              6.13447
                              14               29,537,665              6.33891
                              15               28,714,547              6.13439
                              16               27,913,102              6.33883
                              17               27,132,743              6.13431
                              18               26,372,901              6.13427
                              19               25,633,022              6.33870
                              20               24,912,565              6.13419
                              21               24,211,005              6.33862
                              22               23,527,832              6.13410
                              23               22,862,250              8.22133
                              24               22,221,193              9.09991
                              25               21,596,694              8.21720
                              26               20,988,510              8.48895
                              27               20,396,665              8.21302
                              28               19,820,725              8.48460
                              29               19,260,123              9.14854
                              30               18,716,509              9.14557
                              31               18,187,451              9.44734
                              32               17,672,505              9.13959
                              33               17,171,297              9.44112
                              34               16,683,462              9.13352
                              35               16,208,445             10.31996

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
    ("GCM") and not by the issuer of the securities or any of its affiliates.
       GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the
                              proposed transaction.

                             CLASS AV-1A NET WAC CAP

                         CLASS AV-1A
         CLASS AV-1A    EFFECTIVE NET
         NET WAC CAP         WAC
PERIOD    (%)(1)(3)    CAP (%)(1)(2)(3)
------   -----------   ----------------
   1           7.48         10.50
   2           6.48         10.50
   3           6.27         10.50
   4           6.48         10.50
   5           6.27         10.50
   6           6.27         10.50
   7           6.48         10.50
   8           6.27         10.50
   9           6.48         10.50
  10           6.27         10.50
  11           6.27         10.50
  12           6.95         10.50
  13           6.27         10.50
  14           6.48         10.50
  15           6.27         10.50
  16           6.48         10.50
  17           6.28         10.50
  18           6.28         10.50
  19           6.48         10.50
  20           6.28         10.50
  21           6.48         10.50
  22           8.45         10.50
  23           8.45         10.50
  24           9.35         10.50
  25           8.45         10.50
  26           8.73         10.50
  27           8.44         10.50
  28           9.70         10.50
  29           9.38         10.50
  30           9.38         10.50
  31           9.69         10.50
  32           9.37         10.50
  33           9.68         10.50
  34          10.57         10.57
  35          10.57         10.57
  36          11.29         11.29
  37          10.56         10.56
  38          10.90         10.90
  39          10.55         10.55
  40          11.47         11.47
  41          11.10         11.10
  42          11.09         11.09
  43          11.46         11.46
  44          11.08         11.08
  45          11.45         11.45
  46          11.16         11.16
  47          11.16         11.16
  48          12.35         12.35

  49          11.15         11.15
  50          11.51         11.51
  51          11.14         11.14
  52          11.59         11.59
  53          11.22         11.22
  54          11.21         11.21
  55          11.58         11.58
  56          11.20         11.20
  57          11.57         11.57
  58          11.19         11.19
  59          11.29         11.29
  60          12.49         12.49
  61          11.27         11.27
  62          11.64         11.64
  63          11.26         11.26
  64          11.63         11.63
  65          11.30         11.30
  66          11.29         11.29
  67          11.66         11.66
  68          11.28         11.28
  69          11.65         11.65
  70          11.26         11.26
  71          11.30         11.30
  72          12.51         12.51
  73          11.29         11.29
  74          11.66         11.66
  75          11.28         11.28
  76          11.65         11.65
  77          11.27         11.27
  78          11.26         11.26
  79          11.63         11.63
  80          11.25         11.25
  81          11.62         11.62
  82          11.24         11.24
  83          11.23         11.23
  84          12.00         12.00
  85          11.22         11.22
  86          11.58         11.58
  87          11.20         11.20
  88          11.57         11.57
  89          11.19         11.19
  90          11.18         11.18
  91          11.55         11.55
  92          11.17         11.17
  93          11.53         11.53
  94          11.15         11.15
  95          11.15         11.15
  96          12.33         12.33
  97          11.13         11.13
  98          11.50         11.50
  99          11.12         11.12
 100          11.48         11.48
 101          11.10         11.10
 102          11.10         11.10
 103          11.46         11.46
 104          11.08         11.08
 105          11.44         11.44
 106          11.07         11.07
 107          11.06         11.06

(1)  Assumes that 6-month LIBOR and 1-month LIBOR are equal to 20.00%.
(2)  Assumes payments are received from the related yield maintenance agreement.
(3)  Assumes the Pricing Prepayment Speed to call.

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
    ("GCM") and not by the issuer of the securities or any of its affiliates.
       GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the
                              proposed transaction.

                             CLASS AV-1B NET WAC CAP

                         CLASS AV-1B
         CLASS AV-1B    EFFECTIVE NET
         NET WAC CAP         WAC
PERIOD    (%)(1)(3)    CAP (%)(1)(2)(3)
------   -----------   ----------------
   1         7.48           10.50
   2         6.48           10.50
   3         6.27           10.50
   4         6.48           10.50
   5         6.27           10.50
   6         6.27           10.50
   7         6.48           10.50
   8         6.27           10.50
   9         6.48           10.50
  10         6.27           10.50
  11         6.27           10.50
  12         6.95           10.50
  13         6.27           10.50
  14         6.48           10.50
  15         6.27           10.50
  16         6.48           10.50
  17         6.28           10.50
  18         6.28           10.50
  19         6.48           10.50
  20         6.28           10.50
  21         6.48           10.50
  22         8.45           10.50
  23         8.45           10.50
  24         9.35           10.50
  25         8.45           10.50
  26         8.73           10.50
  27         8.44           10.50
  28         9.70           10.50
  29         9.38           10.50
  30         9.38           10.50
  31         9.69           10.50
  32         9.37           10.50
  33         9.68           10.50
  34        10.57           10.57
  35        10.57           10.57
  36        11.29           11.29
  37        10.56           10.56
  38        10.90           10.90
  39        10.55           10.55
  40        11.47           11.47
  41        11.10           11.10
  42        11.09           11.09
  43        11.46           11.46
  44        11.08           11.08
  45        11.45           11.45
  46        11.16           11.16
  47        11.16           11.16
  48        12.35           12.35

  49        11.15           11.15
  50        11.51           11.51
  51        11.14           11.14
  52        11.59           11.59
  53        11.22           11.22
  54        11.21           11.21
  55        11.58           11.58
  56        11.20           11.20
  57        11.57           11.57
  58        11.19           11.19
  59        11.29           11.29
  60        12.49           12.49
  61        11.27           11.27
  62        11.64           11.64
  63        11.26           11.26
  64        11.63           11.63
  65        11.30           11.30
  66        11.29           11.29
  67        11.66           11.66
  68        11.28           11.28
  69        11.65           11.65
  70        11.26           11.26
  71        11.30           11.30
  72        12.51           12.51
  73        11.29           11.29
  74        11.66           11.66
  75        11.28           11.28
  76        11.65           11.65
  77        11.27           11.27
  78        11.26           11.26
  79        11.63           11.63
  80        11.25           11.25
  81        11.62           11.62
  82        11.24           11.24
  83        11.23           11.23
  84        12.00           12.00
  85        11.22           11.22
  86        11.58           11.58
  87        11.20           11.20
  88        11.57           11.57
  89        11.19           11.19
  90        11.18           11.18
  91        11.55           11.55
  92        11.17           11.17
  93        11.53           11.53
  94        11.15           11.15
  95        11.15           11.15
  96        12.33           12.33
  97        11.13           11.13
  98        11.50           11.50
  99        11.12           11.12
 100        11.48           11.48
 101        11.10           11.10
 102        11.10           11.10
 103        11.46           11.46
 104        11.08           11.08
 105        11.44           11.44
 106        11.07           11.07
 107        11.06           11.06

(1)  Assumes that 6-month LIBOR and 1-month LIBOR are equal to 20.00%.
(2)  Assumes payments are received from the related yield maintenance agreement.
(3)  Assumes the Pricing Prepayment Speed to call.

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
    ("GCM") and not by the issuer of the securities or any of its affiliates.
       GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the
                              proposed transaction.

                             CLASS AV-2 NET WAC CAP

                         CLASS AV-2
         CLASS AV-2     EFFECTIVE NET
         NET WAC CAP         WAC
PERIOD    (%)(1)(3)    CAP (%)(1)(2)(3)
------   -----------   ----------------
   1         7.32           10.50
   2         6.34           10.50
   3         6.14           10.50
   4         6.34           10.50
   5         6.13           10.50
   6         6.13           10.50
   7         6.34           10.50
   8         6.13           10.50
   9         6.34           10.50
  10         6.13           10.50
  11         6.13           10.50
  12         6.79           10.50
  13         6.13           10.50
  14         6.34           10.50
  15         6.13           10.50
  16         6.34           10.50
  17         6.13           10.50
  18         6.13           10.50
  19         6.34           10.50
  20         6.13           10.50
  21         6.34           10.50
  22         6.13           10.50
  23         8.22           10.50
  24         9.10           10.50
  25         8.22           10.50
  26         8.49           10.50
  27         8.21           10.50
  28         8.48           10.50
  29         9.15           10.50
  30         9.15           10.50
  31         9.45           10.50
  32         9.14           10.50
  33         9.44           10.50
  34         9.13           10.50
  35        10.32           10.50
  36        11.03           11.03
  37        10.31           10.31
  38        10.65           10.65
  39        10.30           10.30
  40        10.64           10.64
  41        10.71           10.71
  42        10.71           10.71
  43        11.06           11.06
  44        10.70           10.70
  45        11.05           11.05
  46        10.69           10.69
  47        10.76           10.76
  48        11.91           11.91

  49        10.75           10.75
  50        11.11           11.11
  51        10.74           10.74
  52        11.10           11.10
  53        10.82           10.82
  54        10.81           10.81
  55        11.17           11.17
  56        10.80           10.80
  57        11.15           11.15
  58        10.79           10.79
  59        10.99           10.99
  60        12.16           12.16
  61        10.98           10.98
  62        11.34           11.34
  63        10.96           10.96
  64        11.32           11.32
  65        11.04           11.04
  66        11.04           11.04
  67        11.40           11.40
  68        11.02           11.02
  69        11.38           11.38
  70        11.01           11.01
  71        11.09           11.09
  72        12.28           12.28
  73        11.08           11.08
  74        11.44           11.44
  75        11.07           11.07
  76        11.43           11.43
  77        11.06           11.06
  78        11.05           11.05
  79        11.41           11.41
  80        11.04           11.04
  81        11.40           11.40
  82        11.02           11.02
  83        11.01           11.01
  84        11.77           11.77
  85        11.00           11.00
  86        11.36           11.36
  87        10.99           10.99
  88        11.35           11.35
  89        10.97           10.97
  90        10.96           10.96
  91        11.32           11.32
  92        10.95           10.95
  93        11.31           11.31
  94        10.94           10.94
  95        10.93           10.93
  96        12.09           12.09
  97        10.91           10.91
  98        11.27           11.27
  99        10.90           10.90
 100        11.25           11.25
 101        10.88           10.88
 102        10.88           10.88
 103        11.23           11.23
 104        10.86           10.86
 105        11.21           11.21
 106        10.84           10.84
 107        10.84           10.84

(1)  Assumes that 6-month LIBOR and 1-month LIBOR are equal to 20.00%.
(2)  Assumes payments are received from the related yield maintenance agreement.
(3)  Assumes the Pricing Prepayment Speed to call.

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
    ("GCM") and not by the issuer of the securities or any of its affiliates.
       GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the
                              proposed transaction.

                              EXCESS SPREAD (1)(2)

                          FWD 6
         FWD 1 MONTH      MONTH        STATIC        FORWARD
PERIOD      LIBOR %      LIBOR %      LIBOR (%)     LIBOR (%)
------   -----------   -----------   -----------   -----------
   1       2.83000       3.28600       2.7275        2.7275
   2       3.02300       3.44400       2.4632        2.3468
   3       3.21400       3.58900       2.3911        2.1548
   4       3.35700       3.71900       2.4430        2.1331
   5       3.51000       3.83900       2.3694        1.9741
   6       3.64500       3.94500       2.3560        1.8934
   7       3.76600       4.04000       2.4000        1.8892
   8       3.88000       4.12500       2.3240        1.7560
   9       3.98200       4.19800       2.3647        1.7663
  10       4.06600       4.26000       2.2962        1.6527
  11       4.13600       4.31400       2.2839        1.6164
  12       4.20500       4.36300       2.4299        1.7816
  13       4.26700       4.40700       2.2592        1.5568
  14       4.31000       4.44700       2.2959        1.6025
  15       4.35000       4.48300       2.2325        1.5231
  16       4.38700       4.51500       2.2656        1.5706
  17       4.42300       4.54100       2.2044        1.4976
  18       4.46200       4.56000       2.1897        1.4852
  19       4.50100       4.56900       2.2169        1.5303
  20       4.52500       4.57300       2.1592        1.4694
  21       4.53700       4.58000       2.1824        1.5221
  22       4.54100       4.59100       2.5882        1.9834
  23       4.53500       4.60800       2.7145        2.1396
  24       4.51600       4.63100       2.7983        2.2856
  25       4.52200       4.66300       2.6892        2.1507
  26       4.56400       4.69800       2.7226        2.1822
  27       4.60300       4.73100       2.6920        2.1266
  28       4.63900       4.76000       2.7247        2.3552
  29       4.67300       4.78600       2.6956        2.3666
  30       4.70400       4.80700       2.6982        2.3582
  31       4.73100       4.82400       2.7331        2.3982
  32       4.75500       4.83700       2.7097        2.3509
  33       4.77400       4.84600       2.7441        2.3934
  34       4.78900       4.85200       2.7789        2.4220
  35       4.79900       4.85700       2.8029        2.4446
  36       4.80400       4.86100       2.8627        2.5346
  37       4.80600       4.86400       2.8052        2.4521
  38       4.80900       4.86900       2.8073        2.5309
  39       4.81200       4.87500       2.7952        2.5136
  40       4.81600       4.88200       2.8289        2.6055
  41       4.82100       4.89100       2.8009        2.5702
  42       4.82700       4.90200       2.7972        2.5588
  43       4.83400       4.91400       2.8219        2.5941
  44       4.84300       4.92800       2.7900        2.5346
  45       4.85400       4.94200       2.8152        2.5694
  46       4.86800       4.95500       2.7830        2.5276
  47       4.88300       4.96700       2.7796        2.5215
  48       4.90200       4.97700       2.8647        2.6545

  49       4.91600       4.98500       2.7767        2.4944
  50       4.92400       4.99200       2.8070        2.5355
  51       4.93100       4.99800       2.7776        2.4756
  52       4.93800       5.00300       2.8087        2.5257
  53       4.94400       5.00700       2.7792        2.4683
  54       4.94900       5.01100       2.7802        2.4595
  55       4.95400       5.01400       2.8126        2.5039
  56       4.95800       5.01800       2.7826        2.4420
  57       4.96100       5.02200       2.8160        2.4882
  58       4.96400       5.02800       2.7857        2.4293
  59       4.96600       5.03600       2.8171        2.4507
  60       4.96800       5.04400       2.9178        2.6116
  61       4.97400       5.05500       2.8209        2.4327
  62       4.98500       5.06600       2.8567        2.4790
  63       4.99600       5.07700       2.8253        2.4096
  64       5.00700       5.08800       2.8622        2.4661
  65       5.01800       5.09800       2.8354        2.4119
  66       5.02900       5.10900       2.8383        2.3998
  67       5.03900       5.11900       2.8770        2.4497
  68       5.05000       5.12900       2.8446        2.3756
  69       5.06000       5.13800       2.8846        2.4270
  70       5.06900       5.14800       2.8518        2.3603
  71       5.07900       5.15700       2.8557        2.3587
  72       5.08800       5.16700       2.9732        2.5450
  73       5.09800       5.17500       2.8642        2.3338
  74       5.10700       5.18400       2.9075        2.3894
  75       5.11600       5.19300       2.8735        2.3088
  76       5.12400       5.20100       2.9183        2.3738
  77       5.13300       5.20900       2.8838        2.2933
  78       5.14100       5.21700       2.8899        2.2814
  79       5.14900       5.22500       2.9404        2.3452
  80       5.15700       5.23300       2.9086        2.2625
  81       5.16500       5.24100       2.9610        2.3284
  82       5.17200       5.25000       2.9287        2.2502
  83       5.18000       5.25900       2.9393        2.2428
  84       5.18700       5.26800       3.0389        2.3915
  85       5.19500       5.27800       2.9615        2.2234
  86       5.20500       5.28700       3.0157        2.2908
  87       5.21500       5.29700       2.9796        2.1955
  88       5.22500       5.30700       3.0372        2.2740
  89       5.23400       5.31700       3.0018        2.1800
  90       5.24400       5.32600       3.0144        2.1677
  91       5.25300       5.33500       3.0770        2.2448
  92       5.26300       5.34500       3.0420        2.1443
  93       5.27200       5.35400       3.1078        2.2250
  94       5.28100       5.36300       3.0729        2.1290
  95       5.29000       5.37200       3.0894        2.1205
  96       5.29900       5.38100       3.2661        2.3999
  97       5.30800       5.39000       3.1245        2.0987
  98       5.31700       5.39900       3.1979        2.1880
  99       5.32600       5.40800       3.1620        2.0767
 100       5.33400       5.41600       3.2384        2.1762
 101       5.34300       5.42500       3.1903        2.0638
 102       5.35100       5.43300       3.1873        2.0539
 103       5.35900       5.44100       3.2414        2.1491
 104       5.36800       5.45000       3.1811        2.0337
 105       5.37600       5.45800       3.2353        2.1293
 106       5.38400       5.46600       3.1751        2.0199
 107       5.39200       5.47400       3.1721        2.0121

(1)  Assumes the Pricing Prepayment Speed to call.
(2) Calculated as (a) interest collections on the Mortgage Loans (net of the servicing and trustee fees), less the aggregate amount of interest due on the Offered Certificates and Class B-1, Class B-2 and Class B-3 Certificates divided by (b) the aggregate principal balance of the Mortgage Loans as of the beginning of the period.

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
    ("GCM") and not by the issuer of the securities or any of its affiliates.
       GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the
                              proposed transaction.

                                BREAKEVEN LOSSES

        CLASS                   M-1                M-2                M-3
        ---------------   --------------     --------------     --------------
        RATING (S/M/F)      Aa2/AA/AA            A2/A/A            A3/A-/A-

        LOSS SEVERITY          30%                30%                30%
        DEFAULT              27.80 CDR          16.29 CDR          14.72 CDR
        COLLATERAL LOSS       17.00%             12.44%             11.64%

        LOSS SEVERITY          40%                40%                 40%
        DEFAULT              17.98 CDR          11.29 CDR          10.31 CDR
        COLLATERAL LOSS       17.66%             12.89%             12.06%

        LOSS SEVERITY          50%                50%                 50%
        DEFAULT              13.28 CDR          8.64 CDR           7.93 CDR
        COLLATERAL LOSS       18.08%             13.18%             12.33%

        CLASS                  M-4               M-5                 M-6
        ---------------   --------------     --------------     --------------
        RATING (S/M/F)    Baa1/BBB+/BBB+      Baa2/BBB/BBB      Baa3/BBB-/BBB-

        LOSS SEVERITY          30%                30%                30%
        DEFAULT              12.49 CDR          11.31 CDR          9.73 CDR
        COLLATERAL LOSS       10.39%              9.68%              8.66%

        LOSS SEVERITY          40%                40%                40%
        DEFAULT              8.87 CDR           8.10 CDR           7.04 CDR
        COLLATERAL LOSS       10.76%             10.03%              8.96%

        LOSS SEVERITY          50%                50%                50%
        DEFAULT              6.88 CDR           6.30 CDR           5.51 CDR
        COLLATERAL LOSS       11.00%             10.23%              9.15%

        ASSUMPTIONS:
        1) Run at the Pricing Speed to Maturity
        2) Forward LIBOR
        3) Triggers are failing on and after period 37
        4) 12 month liquidation lag
        5) "Break" is the CDR that creates the first dollar of principal loss on the related bond
        6) Defaults are in addition to prepayments

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
    ("GCM") and not by the issuer of the securities or any of its affiliates.
       GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the
                              proposed transaction.

                          WEIGHTED AVERAGE LIFE TABLES

        CLASS AF-1 TO CALL

        PREPAY SPEED                    50% PPC       75% PPC       100% PPC       125% PPC       150% PPC
        ---------------------------   -----------   -----------   ------------   ------------   ------------
        WAL (YR)                          1.79          1.27          1.00           0.83          0.71
        MDUR (YR)                         1.70          1.23          0.97           0.81          0.70
        PAYMENT WINDOW (MTHS)            1 - 45        1 - 31        1 - 24         1 - 19        1 - 16

        CLASS AF-1 TO MATURITY

        PREPAY SPEED                    50% PPC       75% PPC       100% PPC       125% PPC       150% PPC
        ---------------------------   -----------   -----------   ------------   ------------   ------------
        WAL (YR)                          1.79          1.27          1.00           0.83           0.71
        MDUR (YR)                         1.70          1.23          0.97           0.81           0.70
        PAYMENT WINDOW (MTHS)            1 - 45        1 - 31        1 - 24         1 - 19         1 - 16

        CLASS AF-2 TO CALL

        PREPAY SPEED                    50% PPC       75% PPC       100% PPC       125% PPC       150% PPC
        ---------------------------   -----------   -----------   ------------   ------------   ------------
        WAL (YR)                          4.19          2.88           2.20          1.78           1.49
        MDUR (YR)                         3.75          2.65           2.06          1.68           1.42
        PAYMENT WINDOW (MTHS)           45 - 56       31 - 38        24 - 29       19 - 24        16 - 20

        CLASS AF-2 TO MATURITY

        PREPAY SPEED                    50% PPC       75% PPC       100% PPC       125% PPC       150% PPC
        ---------------------------   -----------   -----------   ------------   ------------   ------------
        WAL (YR)                          4.19          2.88           2.20          1.78           1.49
        MDUR (YR)                         3.75          2.65           2.06          1.68           1.42
        PAYMENT WINDOW (MTHS)           45 - 56       31 - 38        24 - 29       19 - 24        16 - 20

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
    ("GCM") and not by the issuer of the securities or any of its affiliates.
       GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the
                              proposed transaction.

        CLASS AF-3 TO CALL

        PREPAY SPEED                    50% PPC       75% PPC       100% PPC       125% PPC       150% PPC
        ---------------------------   -----------   -----------   ------------   ------------   ------------
        WAL (YR)                          5.91          4.04          3.00           2.31          1.92
        MDUR (YR)                         5.05          3.60          2.74           2.15          1.80
        PAYMENT WINDOW (MTHS)           56 - 96       38 - 63        29 - 47       24 - 32        20 - 27

        CLASS AF-3 TO MATURITY

        PREPAY SPEED                    50% PPC       75% PPC       100% PPC       125% PPC       150% PPC
        ---------------------------   -----------   -----------   ------------   ------------   ------------
        WAL (YR)                          5.91          4.04          3.00           2.31          1.92
        MDUR (YR)                         5.05          3.60          2.74           2.15          1.80
        PAYMENT WINDOW (MTHS)           56 - 96       38 - 63        29 - 47       24 - 32        20 - 27

        CLASS AF-4 TO CALL

        PREPAY SPEED                    50% PPC       75% PPC       100% PPC       125% PPC       150% PPC
        ---------------------------   -----------   -----------   ------------   ------------   ------------
        WAL (YR)                         10.16          6.88          5.00           3.56          2.50
        MDUR (YR)                         7.74          5.65          4.31           3.17          2.29
        PAYMENT WINDOW (MTHS)           96 - 149      63 - 108       47 - 77       32 - 59        27 - 34

        CLASS AF-4 TO MATURITY

        PREPAY SPEED                    50% PPC       75% PPC       100% PPC       125% PPC       150% PPC
        ---------------------------   -----------   -----------   ------------   ------------   ------------
        WAL (YR)                         10.16          6.88          5.00           3.56          2.50
        MDUR (YR)                         7.74          5.65          4.31           3.17          2.29
        PAYMENT WINDOW (MTHS)           96 - 149      63 - 108       47 - 77       32 - 59        27 - 34

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
    ("GCM") and not by the issuer of the securities or any of its affiliates.
       GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the
                              proposed transaction.

        CLASS AF-5 TO CALL

        PREPAY SPEED                    50% PPC       75% PPC       100% PPC       125% PPC       150% PPC
        ---------------------------   -----------   -----------   ------------   ------------   ------------
        WAL (YR)                         13.48          9.80          7.40           5.63          2.90
        MDUR (YR)                         9.22          7.35          5.90           4.70          2.61
        PAYMENT WINDOW (MTHS)          149 - 176     108 - 129      77 - 100       59 - 82        34 - 36

        CLASS AF-5 TO MATURITY

        PREPAY SPEED                    50% PPC       75% PPC       100% PPC       125% PPC       150% PPC
        ---------------------------   -----------   -----------   ------------   ------------   ------------
        WAL (YR)                         13.48          9.80          7.40           5.63           2.90
        MDUR (YR)                         9.22          7.35          5.90           4.70           2.61
        PAYMENT WINDOW (MTHS)          149 - 176     108 - 129      77 - 100       59 - 82        34 - 36

        CLASS AF-6 TO CALL

        PREPAY SPEED                    50% PPC       75% PPC       100% PPC       125% PPC       150% PPC
        ---------------------------   -----------   -----------   ------------   ------------   ------------
        WAL (YR)                          6.82          6.26         5.84            5.53           5.18
        MDUR (YR)                         5.58          5.20         4.92            4.70           4.45
        PAYMENT WINDOW (MTHS)           37 - 111      37 - 109      39 - 98        47 - 82        36 - 69

        CLASS AF-6 TO MATURITY

        PREPAY SPEED                    50% PPC       75% PPC       100% PPC       125% PPC       150% PPC
        ---------------------------   -----------   -----------   ------------   ------------   ------------
        WAL (YR)                          6.82          6.26         5.84            5.53           5.19
        MDUR (YR)                         5.58          5.20         4.92            4.70           4.46
        PAYMENT WINDOW (MTHS)           37 - 111      37 - 109      39 - 98        47 - 82        36 - 70

        CLASS AV-1A TO CALL

        PREPAY SPEED                    50% PPC       75% PPC       100% PPC       125% PPC       150% PPC
        ---------------------------   -----------   -----------   ------------   ------------   ------------
        WAL (YR)                          6.60          4.54         3.36            2.57            1.96
        MDUR (YR)                         5.49          3.96         3.02            2.35            1.83
        PAYMENT WINDOW (MTHS)           1 - 195       1 - 141       1 - 107         1 - 85         1 - 69

        CLASS AV-1A TO MATURITY

        PREPAY SPEED                    50% PPC       75% PPC       100% PPC       125% PPC       150% PPC
        ---------------------------   -----------   -----------   ------------   ------------   ------------
        WAL (YR)                          7.39          5.23         3.93             3.03          2.36
        MDUR (YR)                         5.92          4.39         3.41             2.70          2.14
        PAYMENT WINDOW (MTHS)           1 - 336       1 - 290       1 - 235         1 - 192       1 - 160

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
    ("GCM") and not by the issuer of the securities or any of its affiliates.
       GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the
                              proposed transaction.

        CLASS AV-1B TO CALL

        PREPAY SPEED                    50% PPC       75% PPC       100% PPC       125% PPC       150% PPC
        ---------------------------   -----------   -----------   ------------   ------------   ------------
        WAL (YR)                          6.60          4.54           3.36           2.57           1.96
        MDUR (YR)                         5.46          3.94           3.01           2.35           1.82
        PAYMENT WINDOW (MTHS)           1 - 195       1 - 141        1 - 107        1 - 85         1 - 69

        CLASS AV-1B TO MATURITY

        PREPAY SPEED                    50% PPC       75% PPC       100% PPC       125% PPC       150% PPC
        ---------------------------   -----------   -----------   ------------   ------------   ------------
        WAL (YR)                          7.39          5.23           3.93           3.03           2.36
        MDUR (YR)                         5.89          4.37           3.40           2.69           2.13
        PAYMENT WINDOW (MTHS)           1 - 336       1 - 290        1 - 235        1 - 192        1 - 160

        CLASS AV-2 TO CALL

        PREPAY SPEED                    50% PPC       75% PPC       100% PPC       125% PPC       150% PPC
        ---------------------------   -----------   -----------   ------------   ------------   ------------
        WAL (YR)                          6.61          4.54           3.36           2.57           1.96
        MDUR (YR)                         5.48          3.95           3.01           2.35           1.83
        PAYMENT WINDOW (MTHS)           1 - 195       1 - 141        1 - 107        1 - 85         1 - 69

        CLASS AV-2 TO MATURITY

        PREPAY SPEED                    50% PPC       75% PPC       100% PPC       125% PPC       150% PPC
        ---------------------------   -----------   -----------   ------------   ------------   ------------
        WAL (YR)                          7.39          5.23           3.93           3.03           2.36
        MDUR (YR)                         5.91          4.39           3.41           2.69           2.14
        PAYMENT WINDOW (MTHS)           1 - 336       1 - 290        1 - 235        1 - 192        1 - 160

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
    ("GCM") and not by the issuer of the securities or any of its affiliates.
       GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the
                              proposed transaction.

        CLASS M-1 TO CALL

        PREPAY SPEED                    50% PPC       75% PPC       100% PPC       125% PPC       150% PPC
        ---------------------------   -----------   -----------   ------------   ------------   ------------
        WAL (YR)                        10.96          7.71           5.84            4.91         4.64
        MDUR (YR)                        7.81          5.99           4.78            4.15         3.98
        PAYMENT WINDOW (MTHS)          65 - 195      44 - 141       38 - 107        42 - 85       46 - 69

        CLASS M-1 TO MATURITY

        PREPAY SPEED                    50% PPC       75% PPC       100% PPC       125% PPC       150% PPC
        ---------------------------   -----------   -----------   ------------   ------------   ------------
        WAL (YR)                        11.87          8.49           6.48            5.43          5.08
        MDUR (YR)                        8.12          6.33           5.12            4.47          4.27
        PAYMENT WINDOW (MTHS)          65 - 315      44 - 255       38 - 201        42 - 163      46 - 135

        CLASS M-2 TO CALL

        PREPAY SPEED                    50% PPC       75% PPC       100% PPC       125% PPC       150% PPC
        ---------------------------   -----------   -----------   ------------   ------------   ------------
        WAL (YR)                        10.96          7.71           5.83            4.81         4.29
        MDUR (YR)                        7.70          5.92           4.73            4.04         3.69
        PAYMENT WINDOW (MTHS)          65 - 195      44 - 141       37 - 107        39 - 85       41 - 69

        CLASS M-2 TO MATURITY

        PREPAY SPEED                    50% PPC       75% PPC       100% PPC       125% PPC       150% PPC
        ---------------------------   -----------   -----------   ------------   ------------   ------------
        WAL (YR)                        11.82          8.43           6.42            5.28          4.70
        MDUR (YR)                        7.99          6.24           5.04            4.33          3.95
        PAYMENT WINDOW (MTHS)          65 - 300      44 - 236       37 - 184        39 - 149      41 - 123

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
    ("GCM") and not by the issuer of the securities or any of its affiliates.
       GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the
                              proposed transaction.

        CLASS M-3 TO CALL

        PREPAY SPEED                    50% PPC       75% PPC       100% PPC       125% PPC       150% PPC
        ---------------------------   -----------   -----------   ------------   ------------   ------------
        WAL (YR)                        10.96          7.71           5.83           4.77          4.19
        MDUR (YR)                        7.66          5.90           4.72           4.00          3.59
        PAYMENT WINDOW (MTHS)          65 - 195      44 - 141       37 - 107       39 - 85        41 - 69

        CLASS M-3 TO MATURITY

        PREPAY SPEED                    50% PPC       75% PPC       100% PPC       125% PPC       150% PPC
        ---------------------------   -----------   -----------   ------------   ------------   ------------
        WAL (YR)                        11.76          8.37           6.37           5.21           4.56
        MDUR (YR)                        7.93          6.19           5.00           4.26           3.84
        PAYMENT WINDOW (MTHS)          65 - 280      44 - 213       37 - 166       39 - 133       41 - 110

        CLASS M-4 TO CALL

        PREPAY SPEED                    50% PPC       75% PPC       100% PPC       125% PPC       150% PPC
        ---------------------------   -----------   -----------   ------------   ------------   ------------
        WAL (YR)                        10.96          7.71           5.83           4.77          4.16
        MDUR (YR)                        7.55          5.83           4.67           3.97          3.55
        PAYMENT WINDOW (MTHS)          65 - 195      44 - 141       37 - 107       38 - 85        40 - 69

        CLASS M-4 TO MATURITY

        PREPAY SPEED                    50% PPC       75% PPC       100% PPC       125% PPC       150% PPC
        ---------------------------   -----------   -----------   ------------   ------------   ------------
        WAL (YR)                        11.73          8.34           6.34           5.18           4.51
        MDUR (YR)                        7.80          6.10           4.94           4.21           3.78
        PAYMENT WINDOW (MTHS)          65 - 275      44 - 208       37 - 162       38 - 130       40 - 107

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
    ("GCM") and not by the issuer of the securities or any of its affiliates.
       GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the
                              proposed transaction.

        CLASS M-5 TO CALL

        PREPAY SPEED                    50% PPC       75% PPC       100% PPC       125% PPC       150% PPC
        ---------------------------   -----------   -----------   ------------   ------------   ------------
        WAL (YR)                         10.96          7.71          5.83           4.75           4.14
        MDUR (YR)                         7.53          5.82          4.67           3.95           3.53
        PAYMENT WINDOW (MTHS)           65 - 195      44 - 141      37 - 107       38 - 85        39 - 69

        CLASS M-5 TO MATURITY

        PREPAY SPEED                    50% PPC       75% PPC       100% PPC       125% PPC       150% PPC
        ---------------------------   -----------   -----------   ------------   ------------   ------------
        WAL (YR)                         11.68          8.29          6.30           5.13           4.47
        MDUR (YR)                         7.76          6.07          4.91           4.17           3.74
        PAYMENT WINDOW (MTHS)           65 - 265      44 - 198      37 - 154       38 - 123       39 - 101

        CLASS M-6 TO CALL

        PREPAY SPEED                    50% PPC       75% PPC       100% PPC       125% PPC       150% PPC
        ---------------------------   -----------   -----------   ------------   ------------   ------------
        WAL (YR)                         10.96          7.71          5.83           4.75           4.11
        MDUR (YR)                         7.53          5.82          4.67           3.95           3.51
        PAYMENT WINDOW (MTHS)           65 - 195      44 - 141      37 - 107       38 - 85        39 - 69

        CLASS M-6 TO MATURITY

        PREPAY SPEED                    50% PPC       75% PPC       100% PPC       125% PPC       150% PPC
        ---------------------------   -----------   -----------   ------------   ------------   ------------
        WAL (YR)                         11.61          8.23          6.25           5.09           4.40
        MDUR (YR)                         7.74          6.05          4.89           4.15           3.70
        PAYMENT WINDOW (MTHS)           65 - 258      44 - 192      37 - 149       38 - 119       39 - 98

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                         TOTAL MORTGAGE LOAN STATISTICS

                             AS OF THE CUT-OFF DATE

                                                                                       MINIMUM             MAXIMUM
                                                                                   -----------          ----------
Scheduled Principal Balance                           $ 530,275,524                $     9,859          $   748,767
Average Scheduled Principal Balance                   $     161,423
Number of Mortgage Loans                                      3,285

Weighted Average Gross Coupon                                 6.954%                     6.130%             13.000%
Weighted Average FICO Score                                     641                        525                 806
Weighted Average Combined Original LTV                        84.08%                     11.36%             100.00%

Weighted Average Original Term                           346 months                  60 months          360 months
Weighted Average Stated Remaining Term                   343 months                  53 months          360 months
Weighted Average Seasoning                                 3 months                   0 months           21 months

Weighted Average Gross Margin                                 6.492%                     2.750%             10.000%
Weighted Average Minimum Interest Rate                        6.980%                     5.000%             10.000%
Weighted Average Maximum Interest Rate                       13.201%                    10.380%             15.500%
Weighted Average Initial Rate Cap                             2.996%                     1.500%              3.000%
Weighted Average Subsequent Rate Cap                          1.297%                     1.000%              2.000%
Weighted Average Months to Roll                          24  months                   8 months           59 months

Maturity Date                                                                       Aug 1 2009          Mar 1 2035
Maximum Zip Code Concentration                                 0.28%   02301

ARM                                                           30.57%   Alternative                            4.39%
Fixed Rate                                                    69.43%   Full Documentation                    75.89%
                                                                       Lite Doc                               0.17%
2/28 6 Mo LIBOR ARM                                           25.88%   Stated Income                         19.55%
3/27 6 Mo LIBOR ARM                                            3.19%
5/25 6 MO LIBOR                                                1.50%   Cash Out Refinance                    78.30%
Balloon 10 Year                                                0.67%   Purchase                              14.02%
Balloon 15 Year                                                2.02%   Rate/Term Refinance                    7.68%
Balloon 5 Year                                                 0.32%
Fixed Rate 10 Year                                             0.17%   5 Units                                0.48%
Fixed Rate 15 Year                                             2.07%   6 Units                                1.06%
Fixed Rate 20 Year                                             2.66%   7 Units                                0.29%
Fixed Rate 25 Year                                             0.23%   8 Units                                0.06%
Fixed Rate 30 Year                                            61.28%   Condominium                            3.07%
Fixed Rate 5 Year                                              0.00%   Duplex                                 5.89%
                                                                       Mixed Use                              1.99%
Not Interest Only                                            100.00%   Quadruplex                             0.44%
                                                                       Row Home                               0.26%
Prepay Penalty:  N/A                                          13.09%   Single Family                         85.91%
Prepay Penalty:  6 months                                      0.17%   Townhouse                              0.17%
Prepay Penalty: 12 months                                      6.60%   Triplex                                0.38%
Prepay Penalty: 24 months                                     18.59%
Prepay Penalty: 30 months                                      0.03%   Investor Non-owner                     6.91%
Prepay Penalty: 36 months                                     30.80%   Primary                               92.25%
Prepay Penalty: 48 months                                      0.51%   Second Home                            0.85%
Prepay Penalty: 60 months                                     30.21%

First Lien                                                    97.22%   Top 5 States:
Second Lien                                                    2.78%   New York                               8.59%
                                                                       California                             8.20%
                                                                       Michigan                               6.51%
                                                                       Florida                                6.13%
                                                                       Ohio                                   5.87%

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
CURRENT PRINCIPAL BALANCE                  LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
      0.01 -  50,000.00                      159    5,587,278.99      1.05%        9.174           230        76.04           625
 50,000.01 - 100,000.00                      789   61,201,328.09     11.54%        7.551           319        83.93           636
100,000.01 - 150,000.00                      919  114,119,311.30     21.52%        7.017           344        85.46           638
150,000.01 - 200,000.00                      560   96,761,855.40     18.25%        6.904           348        85.24           639
200,000.01 - 250,000.00                      323   72,216,852.58     13.62%        6.795           346        84.22           641
250,000.01 - 300,000.00                      220   60,218,257.47     11.36%        6.800           349        82.84           642
300,000.01 - 350,000.00                      146   47,123,341.17      8.89%        6.688           349        83.77           652
350,000.01 - 400,000.00                       83   31,128,811.23      5.87%        6.663           354        82.00           647
400,000.01 - 450,000.00                       35   14,896,200.01      2.81%        6.780           345        86.27           650
450,000.01 - 500,000.00                       33   15,793,839.21      2.98%        6.669           351        78.91           655
500,000.01 - 550,000.00                        4    2,100,844.77      0.40%        7.313           358        89.59           613
550,000.01 - 600,000.00                        5    2,837,147.24      0.54%        6.732           358        89.49           662
600,000.01 - 650,000.00                        3    1,878,562.59      0.35%        6.583           358        71.06           659
650,000.01 - 700,000.00                        1      681,700.51      0.13%        6.250           358        86.46           652
700,000.01 - 750,000.00                        5    3,730,193.43      0.70%        6.721           358        76.37           616
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                      3,285  530,275,523.99    100.00%        6.954           343        84.08           641

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
CURRENT GROSS RATE                         LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
 6.000 - 6.499                               730  144,754,680.40     27.30%        6.322           349        81.69           655
 6.500 - 6.999                             1,166  213,203,271.40     40.21%        6.726           350        84.15           644
 7.000 - 7.499                               470   71,017,832.92     13.39%        7.232           352        86.99           626
 7.500 - 7.999                               458   63,290,059.47     11.94%        7.721           336        86.34           627
 8.000 - 8.499                               143   16,632,581.34      3.14%        8.209           317        84.85           626
 8.500 - 8.999                               133   11,593,101.68      2.19%        8.737           275        82.14           622
 9.000 - 9.499                                32    2,140,246.09      0.40%        9.239           207        82.69           616
 9.500 - 9.999                                68    3,833,444.95      0.72%        9.751           216        81.92           624
10.000 -10.499                                25    1,212,843.30      0.23%       10.228           192        85.62           623
10.500 -10.999                                42    1,800,019.90      0.34%       10.723           190        83.92           626
11.000 -11.499                                 9      354,572.29      0.07%       11.179           197        74.31           614
11.500 -11.999                                 5      283,538.72      0.05%       11.779           177        93.93           640
12.000 -12.499                                 2       82,577.96      0.02%       12.145           220        81.18           611
12.500 -12.999                                 1       17,123.37      0.00%       12.990           232        79.02           603
13.000 -13.499                                 1       59,630.20      0.01%       13.000           175        95.00           624
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                      3,285  530,275,523.99    100.00%        6.954           343        84.08           641

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
FICO                                       LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
525-549                                       98   14,890,124.33      2.81%        7.453           351        75.24           536
550-574                                      189   29,896,871.25      5.64%        7.311           351        80.18           564
575-599                                      417   63,356,482.14     11.95%        7.095           346        80.71           589
600-624                                      554   85,550,021.25     16.13%        7.004           344        83.52           613
625-649                                      721  109,231,805.00     20.60%        6.973           344        84.96           636
650-674                                      591  100,166,583.55     18.89%        6.849           342        85.66           661
675-699                                      409   71,779,121.79     13.54%        6.739           343        86.84           686
700+                                         306   55,404,514.68     10.45%        6.817           333        85.11           730
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                      3,285  530,275,523.99    100.00%        6.954           343        84.08           641

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
COMBINED ORIGINAL LTV                      LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
 0.01- 49.99                                  70    8,576,894.14      1.62%        7.097           330        40.65           635
50.00- 54.99                                  33    4,291,288.89      0.81%        6.927           304        52.77           627
55.00- 59.99                                  41    5,450,788.23      1.03%        6.800           329        57.42           604
60.00- 64.99                                  71   10,994,177.79      2.07%        6.879           327        62.49           619
65.00- 69.99                                 101   17,218,130.35      3.25%        6.833           340        67.24           627
70.00- 74.99                                 154   26,792,076.08      5.05%        6.951           326        72.08           625
75.00- 79.99                                 289   51,597,629.41      9.73%        6.972           340        77.42           632
80.00                                        624  101,176,238.47     19.08%        6.761           349        80.00           648
80.01- 84.99                                 214   35,836,946.87      6.76%        6.905           337        82.91           646
85.00- 89.99                                 471   76,920,489.09     14.51%        6.921           347        86.61           632
90.00- 94.99                                 510   86,048,250.00     16.23%        6.995           350        90.73           634
95.00- 99.99                                 210   34,177,918.77      6.45%        7.109           344        95.74           650
100.00                                       497   71,194,695.90     13.43%        7.188           344       100.00           667
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                      3,285  530,275,523.99    100.00%        6.954           343        84.08           641

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
ORIGINAL TERM (MONTHS)                     LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
60                                            10    1,718,450.34      0.32%        8.263            58        75.13           694
120                                           25    4,460,813.92      0.84%        7.956           117        69.58           696
180                                          296   21,696,361.91      4.09%        8.267           176        83.18           646
240                                          129   14,112,877.01      2.66%        7.258           237        81.20           638
300                                            7      968,356.76      0.18%        7.456           297        90.67           613
312                                            1       94,693.96      0.02%        7.380           309       100.00           641
336                                            1      144,230.86      0.03%        7.280           334       100.00           645
360                                        2,816  487,079,739.23     91.85%        6.872           357        84.34           640
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                      3,285  530,275,523.99    100.00%        6.954           343        84.08           641

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
STATED REMAINING TERM (MONTHS)             LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
  1- 60                                       10    1,718,450.34      0.32%        8.263            58        75.13           694
 61-120                                       25    4,460,813.92      0.84%        7.956           117        69.58           696
121-180                                      296   21,696,361.91      4.09%        8.267           176        83.18           646
181-240                                      129   14,112,877.01      2.66%        7.258           237        81.20           638
241-300                                        7      968,356.76      0.18%        7.456           297        90.67           613
301-360                                    2,818  487,318,664.05     91.90%        6.872           357        84.35           640
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                      3,285  530,275,523.99    100.00%        6.954           343        84.08           641

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
FRM/ARM                                    LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
ARM                                          894  162,127,267.99     30.57%        6.962           357        84.14           630
Fixed Rate                                 2,391  368,148,256.00     69.43%        6.950           337        84.05           646
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                      3,285  530,275,523.99    100.00%        6.954           343        84.08           641

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
PRODUCT                                    LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
2/28 6 Mo LIBOR ARM                          760  137,230,640.24     25.88%        6.966           357        84.43           629
3/27 6 Mo LIBOR ARM                          101   16,923,959.81      3.19%        6.973           357        85.12           647
5/25 6 MO LIBOR                               33    7,972,667.94      1.50%        6.873           358        77.03           615
Balloon 10 Year                               16    3,541,672.51      0.67%        8.257           117        71.44           711
Balloon 15 Year                              169   10,732,100.38      2.02%        8.915           176        86.90           648
Balloon 5 Year                                 9    1,705,978.23      0.32%        8.250            58        75.09           693
Fixed Rate 10 Year                             9      919,141.41      0.17%        6.799           117        62.38           638
Fixed Rate 15 Year                           127   10,964,261.53      2.07%        7.633           176        79.55           645
Fixed Rate 20 Year                           129   14,112,877.01      2.66%        7.258           237        81.20           638
Fixed Rate 25 Year                             9    1,207,281.58      0.23%        7.429           303        92.51           619
Fixed Rate 30 Year                         1,922  324,952,471.24     61.28%        6.827           357        84.45           645
Fixed Rate 5 Year                              1       12,472.11      0.00%       10.000            53        80.00           712
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                      3,285  530,275,523.99    100.00%        6.954           343        84.08           641

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
INTEREST ONLY                              LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
Not Interest Only                          3,285  530,275,523.99    100.00%        6.954           343        84.08           641
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                      3,285  530,275,523.99    100.00%        6.954           343        84.08           641

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
PREPAYMENT PENALTY ORIGINAL TERM            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
(MONTHS)                                   LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
Prepay Penalty:  N/A                         470   69,410,875.57     13.09%        7.251           345        84.01           634
Prepay Penalty:  6 months                      8      910,757.01      0.17%        7.087           357        96.14           654
Prepay Penalty: 12 months                    204   34,976,861.31      6.60%        7.130           337        81.75           646
Prepay Penalty: 24 months                    552   98,597,443.05     18.59%        6.934           354        84.58           629
Prepay Penalty: 30 months                      1      171,496.38      0.03%        6.130           357        80.00           728
Prepay Penalty: 36 months                  1,073  163,317,480.96     30.80%        7.059           335        84.31           649
Prepay Penalty: 48 months                     14    2,704,480.74      0.51%        6.534           344        84.16           653
Prepay Penalty: 60 months                    963  160,186,128.97     30.21%        6.699           345        84.00           643
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                      3,285  530,275,523.99    100.00%        6.954           343        84.08           641

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
LIEN                                       LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
First Lien                                 3,020  515,525,803.15     97.22%        6.888           348        84.05           641
Second Lien                                  265   14,749,720.84      2.78%        9.264           190        85.04           643
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                      3,285  530,275,523.99    100.00%        6.954           343        84.08           641

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
DOCUMENTATION TYPE                         LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
Alternative Documentation                    108   23,270,478.29      4.39%        7.076           345        85.30           626
Full Documentation                         2,645  402,408,825.17     75.89%        6.965           342        85.15           637
Lite Doc                                       5      902,104.69      0.17%        7.354           347        80.98           701
Stated Income                                527  103,694,115.84     19.55%        6.878           347        79.66           660
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                      3,285  530,275,523.99    100.00%        6.954           343        84.08           641

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
LOAN PURPOSE                               LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
Cash Out Refinance                         2,534  415,207,338.94     78.30%        6.928           344        83.96           638
Purchase                                     470   74,324,969.48     14.02%        7.112           339        84.37           662
Rate/Term Refinance                          281   40,743,215.57      7.68%        6.923           339        84.73           640
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                      3,285  530,275,523.99    100.00%        6.954           343        84.08           641

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
PROPERTY TYPE                              LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
5 Units                                       13    2,542,780.89      0.48%        7.262           295        77.95           693
6 Units                                       23    5,602,811.44      1.06%        7.193           281        76.89           685
7 Units                                        7    1,550,764.42      0.29%        7.345           247        74.83           693
8 Units                                        2      325,238.72      0.06%        7.813           208        57.16           711
Condominium                                  113   16,271,071.77      3.07%        6.986           350        84.38           654
Duplex                                       138   31,229,347.61      5.89%        6.847           348        80.34           654
Mixed Use                                     52   10,550,210.98      1.99%        7.608           294        72.62           670
Quadruplex                                    13    2,321,869.19      0.44%        7.093           352        81.60           673
Row Home                                      17    1,398,294.44      0.26%        7.858           330        81.99           619
Single Family                              2,887  455,567,265.89     85.91%        6.933           345        84.77           638
Townhouse                                      9      918,625.50      0.17%        7.212           338        90.15           651
Triplex                                       11    1,997,243.14      0.38%        7.319           358        83.18           648
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                      3,285  530,275,523.99    100.00%        6.954           343        84.08           641

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
OCCUPANCY STATUS                           LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
Investor Non-owner                           220   36,630,769.78      6.91%        7.411           311        75.55           670
Primary                                    3,043  489,155,743.03     92.25%        6.919           346        84.67           639
Second Home                                   22    4,489,011.18      0.85%        7.020           341        88.56           643
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                      3,285  530,275,523.99    100.00%        6.954           343        84.08           641

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
STATE                                      LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
Alabama                                       27    3,766,644.98      0.71%        6.830           340        87.73           641
Arizona                                       65   10,468,600.06      1.97%        6.847           354        89.63           640
California                                   201   43,494,015.45      8.20%        6.755           345        78.20           649
Colorado                                      23    3,516,409.62      0.66%        7.046           347        84.76           642
Connecticut                                   87   17,685,036.64      3.34%        7.072           324        80.31           648
Delaware                                      28    3,855,461.12      0.73%        7.186           339        89.25           643
Florida                                      217   32,510,649.28      6.13%        6.923           348        84.50           640
Georgia                                      122   18,973,678.20      3.58%        7.055           338        88.13           644
Idaho                                          8      747,202.14      0.14%        8.178           317        85.90           639
Illinois                                     112   18,587,886.98      3.51%        6.927           338        86.54           653
Indiana                                      102   10,858,759.23      2.05%        7.053           348        88.85           647
Iowa                                          26    2,787,558.92      0.53%        7.198           340        89.70           652
Kansas                                        59    6,940,564.78      1.31%        7.124           348        92.31           660
Kentucky                                      25    3,052,439.28      0.58%        7.008           337        87.24           649
Maine                                         19    2,997,228.23      0.57%        6.844           342        79.98           634
Maryland                                     131   24,022,268.31      4.53%        6.816           342        82.17           628
Massachusetts                                 96   20,807,960.50      3.92%        6.838           343        79.12           639
Michigan                                     235   34,527,534.93      6.51%        6.901           351        85.41           638
Minnesota                                     61   12,084,082.50      2.28%        6.587           353        81.62           649
Missouri                                     104   12,553,140.07      2.37%        7.086           343        87.00           637
Montana                                        2      204,819.23      0.04%        6.921           353        75.62           624
Nebraska                                      27    2,708,513.79      0.51%        7.351           309        86.07           638
Nevada                                        32    6,094,383.20      1.15%        6.762           343        81.76           633
New Hampshire                                 14    2,343,508.66      0.44%        6.925           328        84.04           635
New Jersey                                   113   24,882,331.76      4.69%        7.053           342        82.67           644
New Mexico                                    22    2,839,443.66      0.54%        7.141           353        85.39           614
New York                                     211   45,535,058.45      8.59%        6.890           342        78.69           637
North Carolina                               155   23,210,755.60      4.38%        7.075           350        87.09           629
North Dakota                                   1       70,820.19      0.01%        6.880           357        81.61           619
Ohio                                         251   31,110,977.41      5.87%        6.906           346        88.11           644
Oklahoma                                      12    1,313,988.34      0.25%        7.161           337        81.13           655
Oregon                                        24    3,628,280.26      0.68%        6.913           353        84.77           644
Pennsylvania                                 210   28,924,106.98      5.45%        7.183           337        83.86           636
Rhode Island                                  55   11,263,335.14      2.12%        7.006           324        80.63           654
South Carolina                                52    7,068,088.08      1.33%        7.315           346        89.80           629
South Dakota                                  15    1,486,156.51      0.28%        7.511           358        91.35           626
Tennessee                                     85   11,771,081.78      2.22%        7.165           349        89.67           636
Texas                                         15    2,252,670.78      0.42%        6.787           352        83.23           657
Utah                                          13    2,127,221.54      0.40%        6.530           352        92.19           666
Virginia                                     133   22,436,589.75      4.23%        6.931           342        85.32           641
Washington                                    21    2,981,414.61      0.56%        7.032           328        88.52           668
Wisconsin                                     71   11,517,190.48      2.17%        6.967           350        86.54           634
Wyoming                                        3      267,666.57      0.05%        7.431           336        88.67           624
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                      3,285  530,275,523.99    100.00%        6.954           343        84.08           641

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
GROSS MARGIN                               LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
 2.500 - 2.999                                 1      256,429.87      0.16%        6.830           355        85.00           653
 4.500 - 4.999                                 2      637,314.67      0.39%        6.543           347        79.31           573
 5.000 - 5.499                                15    2,841,224.16      1.75%        6.388           358        80.46           674
 5.500 - 5.999                               119   23,403,275.62     14.44%        6.584           357        83.42           643
 6.000 - 6.499                               126   23,419,919.64     14.45%        6.660           357        85.53           645
 6.500 - 6.999                               512   90,893,198.39     56.06%        7.045           358        84.82           625
 7.000 - 7.499                                55    7,448,079.38      4.59%        7.521           357        83.57           617
 7.500 - 7.999                                52   10,810,848.75      6.67%        7.332           358        78.58           616
 8.000 - 8.499                                 8    1,055,273.55      0.65%        7.962           357        88.43           623
 8.500 - 8.999                                 3    1,206,793.14      0.74%        7.649           358        79.95           679
10.000 -10.499                                 1      154,910.82      0.10%        8.750           359        84.70           526
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                        894  162,127,267.99    100.00%        6.962           357        84.14           630

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
MINIMUM INTEREST RATE                      LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
 5.000 - 5.499                                 6      613,768.71      0.38%        6.439           357        77.30           674
 5.500 - 5.999                                11    1,354,737.29      0.84%        6.543           358        86.89           669
 6.000 - 6.499                               127   25,011,987.48     15.43%        6.415           357        83.43           645
 6.500 - 6.999                               362   71,695,848.53     44.22%        6.711           357        83.43           635
 7.000 - 7.499                               176   28,656,546.51     17.68%        7.239           358        87.72           621
 7.500 - 7.999                               156   27,370,981.49     16.88%        7.551           358        83.61           615
 8.000 - 8.499                                35    4,474,545.41      2.76%        8.185           358        83.18           601
 8.500 - 8.999                                17    2,300,250.85      1.42%        8.129           358        78.67           633
 9.000 - 9.499                                 1       88,108.19      0.05%        9.250           358        78.05           639
 9.500 - 9.999                                 2      405,582.71      0.25%        6.721           359        79.02           730
10.000 -10.499                                 1      154,910.82      0.10%        8.750           359        84.70           526
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                        894  162,127,267.99    100.00%        6.962           357        84.14           630

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
MAXIMUM INTEREST RATE                      LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
10.000 -10.499                                 1      121,314.73      0.07%        7.380           358        90.00           572
11.500 -11.999                                 3      520,528.11      0.32%        6.484           357        87.32           659
12.000 -12.499                               101   21,887,111.05     13.50%        6.300           357        82.10           644
12.500 -12.999                               250   48,776,916.52     30.09%        6.761           358        83.59           633
13.000 -13.499                               205   36,768,400.77     22.68%        6.910           357        85.49           627
13.500 -13.999                               215   38,137,142.56     23.52%        7.275           358        84.72           629
14.000 -14.499                                69    9,710,616.92      5.99%        7.668           358        85.74           618
14.500 -14.999                                43    5,393,451.17      3.33%        8.149           357        81.08           609
15.000 -15.499                                 6      781,863.54      0.48%        8.423           357        82.27           610
15.500 -15.999                                 1       29,922.62      0.02%        9.500           358        66.67           540
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                        894  162,127,267.99    100.00%        6.962           357        84.14           630

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
INITIAL PERIODIC RATE CAP                  LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
1.500                                          2      417,704.39      0.26%        7.158           345        86.92           571
3.000                                        892  161,709,563.60     99.74%        6.961           357        84.13           631
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                        894  162,127,267.99    100.00%        6.962           357        84.14           630

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
SUBSEQUENT PERIODIC RATE CAP               LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
1.000                                        418   73,846,608.44     45.55%        6.908           357        84.89           638
1.500                                        441   80,153,128.77     49.44%        7.037           358        83.98           623
2.000                                         35    8,127,530.78      5.01%        6.710           356        78.83           637
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                        894  162,127,267.99    100.00%        6.962           357        84.14           630

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                        GROUP I MORTGAGE LOAN STATISTICS

                             AS OF THE CUT-OFF DATE

                                                                                       MINIMUM             MAXIMUM
                                                                                   -----------          ----------
Scheduled Principal Balance                           $ 350,232,514                $     9,859          $  748,767
Average Scheduled Principal Balance                   $     154,628
Number of Mortgage Loans                                      2,265

Weighted Average Gross Coupon                                 6.946%                     6.130%             13.000%
Weighted Average FICO Score                                     646                        526                 806
Weighted Average Combined Original LTV                        84.03%                     11.36%             100.00%

Weighted Average Original Term                           340 months                  60 months          360 months
Weighted Average Stated Remaining Term                   337 months                  53 months          360 months
Weighted Average Seasoning                                 3 months                   0 months           21 months

Weighted Average Gross Margin                                 0.000%                     0.000%              0.000%
Weighted Average Minimum Interest Rate                        0.000%                     0.000%              0.000%
Weighted Average Maximum Interest Rate                        0.000%                     0.000%              0.000%
Weighted Average Initial Rate Cap                             0.000%                     0.000%              0.000%
Weighted Average Subsequent Rate Cap                          0.000%                     0.000%              0.000%
Weighted Average Months to Roll                              months                     months              months

Maturity Date                                                                       Aug 1 2009          Feb 4 2035
Maximum Zip Code Concentration                                 0.32%                    092114

Fixed Rate                                                   100.00%   Cash Out Refinance                    81.43%
                                                                       Purchase                               9.76%
Balloon 10 Year                                                1.01%   Rate/Term Refinance                    8.81%
Balloon 15 Year                                                2.90%
Balloon 5 Year                                                 0.49%   5 Units                                0.21%
Fixed Rate 10 Year                                             0.26%   6 Units                                0.48%
Fixed Rate 15 Year                                             2.97%   7 Units                                0.20%
Fixed Rate 20 Year                                             3.93%   8 Units                                0.06%
Fixed Rate 25 Year                                             0.31%   Condominium                            2.57%
Fixed Rate 30 Year                                            88.13%   Duplex                                 5.29%
Fixed Rate 5 Year                                              0.00%   Mixed Use                              0.81%
                                                                       Quadruplex                             0.15%
Not Interest Only                                            100.00%   Row Home                               0.29%
                                                                       Single Family                         89.49%
Prepay Penalty:  N/A                                           8.53%   Townhouse                              0.17%
Prepay Penalty:  6 months                                      0.19%   Triplex                                0.30%
Prepay Penalty: 12 months                                      5.75%
Prepay Penalty: 24 months                                      3.24%   Investor Non-owner                     4.37%
Prepay Penalty: 30 months                                      0.05%   Primary                               95.18%
Prepay Penalty: 36 months                                     37.39%   Second Home                            0.45%
Prepay Penalty: 48 months                                      0.77%
Prepay Penalty: 60 months                                     44.07%   Top 5 States:
                                                                       New York                               9.65%
First Lien                                                    96.03%   California                             7.91%
Second Lien                                                    3.97%   Ohio                                   6.45%
                                                                       Florida                                6.16%
Alternative Documentation                                      2.51%   Pennsylvania                           5.92%
Full Documentation                                            78.97%
Lite Doc                                                       0.10%
Stated Income                                                 18.41%

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
CURRENT PRINCIPAL BALANCE                  LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
      0.01 -    50,000.00                    139    4,808,091.37      1.37%        9.313           218        75.30           626
 50,000.01 -   100,000.00                    574   44,215,910.64     12.62%        7.637           308        84.61           640
100,000.01 -   150,000.00                    613   75,989,827.27     21.70%        7.012           338        85.29           642
150,000.01 -   200,000.00                    394   68,216,296.31     19.48%        6.842           345        85.07           643
200,000.01 -   250,000.00                    223   49,888,972.56     14.24%        6.758           341        84.49           642
250,000.01 -   300,000.00                    124   33,862,665.27      9.67%        6.705           343        82.45           652
300,000.01 -   350,000.00                     99   31,877,953.54      9.10%        6.669           344        84.09           657
350,000.01 -   400,000.00                     58   21,760,831.51      6.21%        6.583           353        81.39           644
400,000.01 -   450,000.00                     16    6,872,387.29      1.96%        6.789           331        86.77           679
450,000.01 -   500,000.00                     21   10,059,350.09      2.87%        6.567           348        77.45           664
600,000.01 -   650,000.00                      2    1,249,761.24      0.36%        6.750           358        71.59           680
650,000.01 -   700,000.00                      1      681,700.51      0.19%        6.250           358        86.46           652
700,000.01 -   750,000.00                      1      748,766.87      0.21%        7.000           358        78.95           621
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                      2,265  350,232,514.47    100.00%        6.946           337        84.03           646

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
CURRENT GROSS RATE                         LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
 6.000 - 6.499                               534  105,026,909.41     29.99%        6.325           347        81.74           659
 6.500 - 6.999                               791  140,503,108.95     40.12%        6.709           347        84.30           647
 7.000 - 7.499                               277   38,881,318.45     11.10%        7.239           348        86.58           628
 7.500 - 7.999                               285   36,538,473.59     10.43%        7.732           321        86.98           633
 8.000 - 8.499                               100   11,411,515.68      3.26%        8.199           302        85.45           635
 8.500 - 8.999                               105    8,688,613.34      2.48%        8.755           248        82.98           638
 9.000 - 9.499                                29    1,964,493.18      0.56%        9.234           199        82.56           614
 9.500 - 9.999                                64    3,675,138.53      1.05%        9.758           216        81.80           625
10.000 -10.499                                23    1,104,392.41      0.32%       10.236           194        84.75           622
10.500 -10.999                                40    1,698,653.84      0.49%       10.732           190        83.14           625
11.000 -11.499                                 9      354,572.29      0.10%       11.179           197        74.31           614
11.500 -11.999                                 4      225,993.27      0.06%       11.824           177        92.38           644
12.000 -12.499                                 2       82,577.96      0.02%       12.145           220        81.18           611
12.500 -12.999                                 1       17,123.37      0.00%       12.990           232        79.02           603
13.000 -13.499                                 1       59,630.20      0.02%       13.000           175        95.00           624
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                      2,265  350,232,514.47    100.00%        6.946           337        84.03           646

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
FICO                                       LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
525-549                                       53    8,263,959.67      2.36%        7.289           345        70.40           536
550-574                                       97   14,350,517.10      4.10%        7.348           345        79.47           565
575-599                                      265   36,726,266.51     10.49%        7.143           338        80.05           588
600-624                                      370   52,870,536.99     15.10%        7.072           337        82.83           613
625-649                                      502   72,595,449.05     20.73%        6.979           339        84.32           637
650-674                                      436   72,287,464.25     20.64%        6.833           337        86.08           661
675-699                                      322   55,301,857.34     15.79%        6.728           339        86.86           686
700+                                         220   37,836,463.56     10.80%        6.824           323        85.64           731
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                      2,265  350,232,514.47    100.00%        6.946           337        84.03           646

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
COMBINED ORIGINAL LTV                      LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
  0.01- 49.99                                 48    6,053,127.24      1.73%        7.130           319        40.67           647
 50.00- 54.99                                 27    3,637,191.62      1.04%        6.896           295        52.97           627
 55.00- 59.99                                 33    4,185,121.97      1.19%        6.899           320        57.52           600
 60.00- 64.99                                 54    7,514,569.29      2.15%        6.896           312        62.50           627
 65.00- 69.99                                 69   11,056,039.68      3.16%        6.805           335        67.05           620
 70.00- 74.99                                112   17,888,614.80      5.11%        7.023           310        72.10           631
 75.00- 79.99                                206   34,316,719.83      9.80%        6.930           331        77.66           631
 80.00                                       411   66,959,862.84     19.12%        6.746           345        80.00           650
 80.01- 84.99                                154   23,163,126.64      6.61%        6.909           328        83.02           645
 85.00- 89.99                                321   51,417,044.29     14.68%        6.856           342        86.79           641
 90.00- 94.99                                318   50,979,288.85     14.56%        6.988           345        90.80           643
 95.00- 99.99                                145   22,429,635.51      6.40%        7.124           338        95.83           657
100.00                                       367   50,632,171.91     14.46%        7.207           339       100.00           671
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                      2,265  350,232,514.47    100.00%        6.946           337        84.03           646

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
ORIGINAL TERM (MONTHS)                     LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
60                                            10    1,718,450.34      0.49%        8.263            58        75.13           694
120                                           25    4,460,813.92      1.27%        7.956           117        69.58           696
180                                          281   20,549,188.61      5.87%        8.268           176        83.19           645
240                                          123   13,750,295.24      3.93%        7.245           237        81.02           638
300                                            6      848,625.53      0.24%        7.432           297        89.35           614
312                                            1       94,693.96      0.03%        7.380           309       100.00           641
336                                            1      144,230.86      0.04%        7.280           334       100.00           645
360                                        1,818  308,666,216.01     88.13%        6.821           357        84.45           645
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                      2,265  350,232,514.47    100.00%        6.946           337        84.03           646

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
STATED REMAINING TERM (MONTHS)             LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
  1- 60                                       10    1,718,450.34      0.49%        8.263            58        75.13           694
 61-120                                       25    4,460,813.92      1.27%        7.956           117        69.58           696
121-180                                      281   20,549,188.61      5.87%        8.268           176        83.19           645
181-240                                      123   13,750,295.24      3.93%        7.245           237        81.02           638
241-300                                        6      848,625.53      0.24%        7.432           297        89.35           614
301-360                                    1,820  308,905,140.83     88.20%        6.822           357        84.46           645
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                      2,265  350,232,514.47    100.00%        6.946           337        84.03           646

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
FRM/ARM                                    LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
Fixed Rate                                 2,265  350,232,514.47    100.00%        6.946           337        84.03           646
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                      2,265  350,232,514.47    100.00%        6.946           337        84.03           646

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
PRODUCT                                    LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
Balloon 10 Year                               16    3,541,672.51      1.01%        8.257           117        71.44           711
Balloon 15 Year                              161   10,164,464.84      2.90%        8.893           176        86.68           647
Balloon 5 Year                                 9    1,705,978.23      0.49%        8.250            58        75.09           693
Fixed Rate 10 Year                             9      919,141.41      0.26%        6.799           117        62.38           638
Fixed Rate 15 Year                           120   10,384,723.77      2.97%        7.656           176        79.77           644
Fixed Rate 20 Year                           123   13,750,295.24      3.93%        7.245           237        81.02           638
Fixed Rate 25 Year                             8    1,087,550.35      0.31%        7.407           303        91.69           620
Fixed Rate 30 Year                         1,818  308,666,216.01     88.13%        6.821           357        84.45           645
Fixed Rate 5 Year                              1       12,472.11      0.00%       10.000            53        80.00           712
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                      2,265  350,232,514.47    100.00%        6.946           337        84.03           646

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
INTEREST ONLY                              LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
Not Interest Only                          2,265  350,232,514.47    100.00%        6.946           337        84.03           646
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                      2,265  350,232,514.47    100.00%        6.946           337        84.03           646

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
PREPAYMENT PENALTY ORIGINAL TERM            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
(MONTHS)                                   LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
Prepay Penalty:  N/A                         242   29,881,877.77      8.53%        7.374           329         84.34          640
Prepay Penalty:  6 months                      5      682,393.00      0.19%        6.859           357         97.10          668
Prepay Penalty: 12 months                    140   20,148,175.68      5.75%        7.273           324         81.91          648
Prepay Penalty: 24 months                     79   11,348,230.43      3.24%        7.163           333         84.54          642
Prepay Penalty: 30 months                      1      171,496.38      0.05%        6.130           357         80.00          728
Prepay Penalty: 36 months                    860  130,934,582.80     37.39%        7.081           331         84.07          651
Prepay Penalty: 48 months                     14    2,704,480.74      0.77%        6.534           344         84.16          653
Prepay Penalty: 60 months                    924  154,361,277.67     44.07%        6.699           345         84.12          642
                                         -------- --------------- ---------- ------------ ------------- ------------- ------------
TOTAL                                      2,265  350,232,514.47    100.00%        6.946           337         84.03          646

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
LIEN                                       LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
First Lien                                 2,014  336,324,391.24     96.03%        6.850           343        84.00           646
Second Lien                                  251   13,908,123.23      3.97%        9.264           189        84.68           642
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                      2,265  350,232,514.47    100.00%        6.946           337        84.03           646

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
DOCUMENTATION TYPE                         LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
Alternative Documentation                     48    8,800,944.27      2.51%        7.137           325        83.38           648
Full Documentation                         1,880  276,583,185.32     78.97%        6.964           336        85.12           641
Lite Doc                                       3      367,396.67      0.10%        7.256           331        80.95           659
Stated Income                                334   64,480,988.21     18.41%        6.842           342        79.46           667
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                      2,265  350,232,514.47    100.00%        6.946           337        84.03           646

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
LOAN PURPOSE                               LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
Cash Out Refinance                         1,808  285,185,051.08     81.43%        6.922           339        83.94           643
Purchase                                     240   34,192,107.22      9.76%        7.222           317        84.89           670
Rate/Term Refinance                          217   30,855,356.17      8.81%        6.868           334        83.92           646
                                         -------  --------------  --------   -----------  ------------  ----------  -------------
TOTAL                                      2,265  350,232,514.47    100.00%        6.946           337        84.03           646

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
PROPERTY TYPE                              LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
5 Units                                        4      720,390.89      0.21%        7.946           135        74.25           722
6 Units                                        7    1,687,964.77      0.48%        8.043           101        77.12           707
7 Units                                        3      708,523.42      0.20%        8.178           116        74.74           669
8 Units                                        1      198,345.39      0.06%        8.250           112        42.55           704
Condominium                                   63    8,987,232.59      2.57%        7.051           346        84.17           654
Duplex                                        83   18,519,641.63      5.29%        6.806           343        79.11           662
Mixed Use                                     17    2,821,900.68      0.81%        8.562           114        71.68           712
Quadruplex                                     5      517,364.81      0.15%        7.812           330        79.30           667
Row Home                                      13    1,001,741.39      0.29%        7.848           319        82.74           630
Single Family                              2,058  313,422,389.19     89.49%        6.918           341        84.54           643
Townhouse                                      6      582,659.55      0.17%        7.392           328        90.83           624
Triplex                                        5    1,064,360.16      0.30%        7.519           358        80.80           644
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                      2,265  350,232,514.47    100.00%        6.946           337        84.03           646

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
OCCUPANCY STATUS                           LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
Investor Non-owner                           104   15,290,730.38      4.37%        7.729           246        74.60           674
Primary                                    2,154  333,352,176.38     95.18%        6.912           341        84.46           644
Second Home                                    7    1,589,607.71      0.45%        6.509           311        84.09           667
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                      2,265  350,232,514.47    100.00%        6.946           337        84.03           646

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
STATE                                      LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
Alabama                                       22    3,048,946.50      0.87%        6.840           346        88.51           639
Arizona                                       38    6,184,764.05      1.77%        6.820           351        90.19           653
California                                   140   27,701,903.16      7.91%        6.749           339        77.41           658
Colorado                                      15    1,958,813.18      0.56%        7.168           339        84.36           651
Connecticut                                   56   11,334,669.93      3.24%        7.181           305        80.25           649
Delaware                                      19    2,184,372.68      0.62%        7.320           325        86.35           646
Florida                                      149   21,562,215.78      6.16%        6.934           343        84.24           643
Georgia                                       82   12,428,962.94      3.55%        6.909           328        89.34           659
Idaho                                          6      595,869.34      0.17%        8.260           306        85.80           639
Illinois                                      67    9,764,128.25      2.79%        6.990           323        86.25           665
Indiana                                       86    9,346,168.81      2.67%        7.087           347        89.15           652
Iowa                                          17    1,927,372.44      0.55%        7.190           334        91.05           665
Kansas                                        46    5,588,699.83      1.60%        7.085           345        91.95           662
Kentucky                                      20    2,547,675.17      0.73%        6.995           333        87.79           646
Maine                                         16    2,561,712.79      0.73%        6.835           340        80.08           622
Maryland                                     107   19,015,383.16      5.43%        6.781           339        82.36           631
Massachusetts                                 63   12,489,974.04      3.57%        6.880           334        78.53           636
Michigan                                     125   17,529,007.99      5.00%        6.822           345        86.03           641
Minnesota                                     42    8,336,354.17      2.38%        6.499           351        80.06           666
Missouri                                      69    7,441,762.02      2.12%        7.163           334        87.11           642
Montana                                        2      204,819.23      0.06%        6.921           353        75.62           624
Nebraska                                      21    2,143,543.90      0.61%        7.386           297        84.74           647
Nevada                                        22    4,162,110.57      1.19%        6.640           340        79.33           640
New Hampshire                                 12    1,907,522.32      0.54%        6.982           321        83.09           620
New Jersey                                    65   12,538,268.98      3.58%        6.973           327        83.16           642
New Mexico                                    17    2,301,171.14      0.66%        7.032           351        83.90           616
New York                                     166   33,802,200.21      9.65%        6.868           338        79.49           635
North Carolina                                94   14,432,511.17      4.12%        7.028           347        87.49           643
Ohio                                         183   22,580,081.43      6.45%        6.882           341        87.86           648
Oklahoma                                      11    1,224,236.15      0.35%        7.213           336        81.21           656
Oregon                                        17    2,528,203.17      0.72%        6.698           354        82.04           662
Pennsylvania                                 153   20,750,116.54      5.92%        7.169           331        83.87           642
Rhode Island                                  35    7,137,167.13      2.04%        7.133           306        81.45           646
South Carolina                                37    4,585,640.85      1.31%        7.227           340        87.31           637
South Dakota                                   4      282,303.67      0.08%        7.838           357        80.38           606
Tennessee                                     67    9,103,049.12      2.60%        7.211           349        88.86           638
Texas                                         11    1,895,242.41      0.54%        6.736           357        82.90           661
Utah                                          11    1,550,145.34      0.44%        6.601           350        91.32           674
Virginia                                     103   16,584,851.14      4.74%        6.967           337        84.65           647
Washington                                    18    2,647,521.26      0.76%        7.002           324        89.47           670
Wisconsin                                     29    4,157,791.75      1.19%        7.293           336        91.43           648
Wyoming                                        2      165,260.76      0.05%        7.279           324        97.13           654
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                      2,265  350,232,514.47    100.00%        6.946           337        84.03           646

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                        GROUP II MORTGAGE LOAN STATISTICS

                             AS OF THE CUT-OFF DATE

                                                                                       MINIMUM             MAXIMUM
                                                                                   -----------          ----------
Scheduled Principal Balance                           $ 180,043,010                $    17,953          $  748,764
Average Scheduled Principal Balance                   $     176,513
Number of Mortgage Loans                                      1,020

Weighted Average Gross Coupon                                 6.969%                     6.130%             11.600%
Weighted Average FICO Score                                     632                        525                 796
Weighted Average Combined Original LTV                        84.18%                     26.32%             100.00%

Weighted Average Original Term                           359 months                 180 months          360 months
Weighted Average Stated Remaining Term                   356 months                 173 months          360 months
Weighted Average Seasoning                                 3 months                   0 months           16 months

Weighted Average Gross Margin                                 6.492%                     2.750%             10.000%
Weighted Average Minimum Interest Rate                        6.980%                     5.000%             10.000%
Weighted Average Maximum Interest Rate                       13.201%                    10.380%             15.500%
Weighted Average Initial Rate Cap                             2.996%                     1.500%              3.000%
Weighted Average Subsequent Rate Cap                          1.297%                     1.000%              2.000%
Weighted Average Months to Roll                           24 months                   8 months           59 months

Maturity Date                                                                       Aug 1 2019          Mar 1 2035
Maximum Zip Code Concentration                                 0.78%                     08260

ARM                                                           90.05%   Cash Out Refinance                    72.22%
Fixed Rate                                                     9.95%   Purchase                              22.29%
                                                                       Rate/Term Refinance                    5.49%
2/28 6 Mo LIBOR ARM                                           76.22%
3/27 6 Mo LIBOR ARM                                            9.40%   5 Units                                1.01%
5/25 6 MO LIBOR                                                4.43%   6 Units                                2.17%
Balloon 15 Year                                                0.32%   7 Units                                0.47%
Fixed Rate 15 Year                                             0.32%   8 Units                                0.07%
Fixed Rate 20 Year                                             0.20%   Condominium                            4.05%
Fixed Rate 25 Year                                             0.07%   Duplex                                 7.06%
Fixed Rate 30 Year                                             9.05%   Mixed Use                              4.29%
                                                                       Quadruplex                             1.00%
Not Interest Only                                            100.00%   Row Home                               0.22%
                                                                       Single Family                         78.95%
Prepay Penalty:  N/A                                          21.96%   Townhouse                              0.19%
Prepay Penalty:  6 months                                      0.13%   Triplex                                0.52%
Prepay Penalty: 12 months                                      8.24%
Prepay Penalty: 24 months                                     48.46%   Investor Non-owner                    11.85%
Prepay Penalty: 36 months                                     17.99%   Primary                               86.54%
Prepay Penalty: 60 months                                      3.24%   Second Home                            1.61%

First Lien                                                    99.53%   Top 5 States:
Second Lien                                                    0.47%   Michigan                               9.44%
                                                                       California                             8.77%
Alternative Documentation                                      8.04%   New Jersey                             6.86%
Full Documentation                                            69.89%   New York                               6.52%
Lite Doc                                                       0.30%   Florida                                6.08%
Stated Income                                                 21.78%

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
CURRENT PRINCIPAL BALANCE                  LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
      0.01 -  50,000.00                       20      779,187.62      0.43%        8.318           303        80.61           617
 50,000.01 - 100,000.00                      215   16,985,417.45      9.43%        7.329           349        82.18           626
100,000.01 - 150,000.00                      306   38,129,484.03     21.18%        7.028           356        85.81           629
150,000.01 - 200,000.00                      166   28,545,559.09     15.85%        7.051           356        85.65           628
200,000.01 - 250,000.00                      100   22,327,880.02     12.40%        6.876           358        83.60           641
250,000.01 - 300,000.00                       96   26,355,592.20     14.64%        6.921           357        83.35           629
300,000.01 - 350,000.00                       47   15,245,387.63      8.47%        6.727           357        83.10           641
350,000.01 - 400,000.00                       25    9,367,979.72      5.20%        6.848           357        83.40           652
400,000.01 - 450,000.00                       19    8,023,812.72      4.46%        6.771           358        85.85           624
450,000.01 - 500,000.00                       12    5,734,489.12      3.19%        6.847           356        81.48           640
500,000.01 - 550,000.00                        4    2,100,844.77      1.17%        7.313           358        89.59           613
550,000.01 - 600,000.00                        5    2,837,147.24      1.58%        6.732           358        89.49           662
600,000.01 - 650,000.00                        1      628,801.35      0.35%        6.250           358        70.00           616
700,000.01 - 750,000.00                        4    2,981,426.56      1.66%        6.651           358        75.72           614
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                      1,020  180,043,009.52    100.00%        6.969           356        84.18           632

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
CURRENT GROSS RATE                         LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
 6.000 - 6.499                               196   39,727,770.99     22.07%        6.315           356        81.55           643
 6.500 - 6.999                               375   72,700,162.45     40.38%        6.758           357        83.86           639
 7.000 - 7.499                               193   32,136,514.47     17.85%        7.223           357        87.48           624
 7.500 - 7.999                               173   26,751,585.88     14.86%        7.706           357        85.46           620
 8.000 - 8.499                                43    5,221,065.66      2.90%        8.232           349        83.56           607
 8.500 - 8.999                                28    2,904,488.34      1.61%        8.681           356        79.61           574
 9.000 - 9.499                                 3      175,752.91      0.10%        9.302           291        84.20           637
 9.500 - 9.999                                 4      158,306.42      0.09%        9.596           221        84.56           618
10.000 -10.499                                 2      108,450.89      0.06%       10.156           174        94.38           638
10.500 -10.999                                 2      101,366.06      0.06%       10.587           187        97.11           642
11.500 -11.999                                 1       57,545.45      0.03%       11.600           177       100.00           623
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                      1,020  180,043,009.52    100.00%        6.969           356        84.18           632

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
FICO                                       LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
525-549                                       45    6,626,164.66      3.68%        7.657           358        81.29           537
550-574                                       92   15,546,354.15      8.63%        7.277           357        80.83           563
575-599                                      152   26,630,215.63     14.79%        7.030           357        81.63           589
600-624                                      184   32,679,484.26     18.15%        6.893           355        84.62           614
625-649                                      219   36,636,355.95     20.35%        6.963           355        86.23           636
650-674                                      155   27,879,119.30     15.48%        6.890           355        84.55           661
675-699                                       87   16,477,264.45      9.15%        6.776           357        86.76           685
700+                                          86   17,568,051.12      9.76%        6.803           355        83.95           728
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                      1,020  180,043,009.52    100.00%        6.969           356        84.18           632

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
COMBINED ORIGINAL LTV                      LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
  0.01- 49.99                                 22    2,523,766.90      1.40%        7.017           358        40.60           608
 50.00- 54.99                                  6      654,097.27      0.36%        7.102           358        51.66           624
 55.00- 59.99                                  8    1,265,666.26      0.70%        6.473           357        57.09           615
 60.00- 64.99                                 17    3,479,608.50      1.93%        6.842           357        62.47           601
 65.00- 69.99                                 32    6,162,090.67      3.42%        6.883           349        67.58           639
 70.00- 74.99                                 42    8,903,461.28      4.95%        6.807           358        72.03           613
 75.00- 79.99                                 83   17,280,909.58      9.60%        7.056           357        76.94           632
 80.00                                       213   34,216,375.63     19.00%        6.791           357        80.00           646
 80.01- 84.99                                 60   12,673,820.23      7.04%        6.899           352        82.71           647
 85.00- 89.99                                150   25,503,444.80     14.17%        7.053           356        86.25           613
 90.00- 94.99                                192   35,068,961.15     19.48%        7.006           357        90.62           622
 95.00- 99.99                                 65   11,748,283.26      6.53%        7.079           356        95.56           635
100.00                                       130   20,562,523.99     11.42%        7.142           356       100.00           657
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                      1,020  180,043,009.52    100.00%        6.969           356        84.18           632

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
ORIGINAL TERM (MONTHS)                     LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
180                                           15    1,147,173.30      0.64%        8.252           177        83.06           660
240                                            6      362,581.77      0.20%        7.729           236        87.78           638
300                                            1      119,731.23      0.07%        7.630           298       100.00           608
360                                          998  178,413,523.22     99.09%        6.959           357        84.17           632
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                      1,020  180,043,009.52    100.00%        6.969           356        84.18           632

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
STATED REMAINING TERM (MONTHS)             LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
121-180                                       15    1,147,173.30      0.64%        8.252           177        83.06           660
181-240                                        6      362,581.77      0.20%        7.729           236        87.78           638
241-300                                        1      119,731.23      0.07%        7.630           298       100.00           608
301-360                                      998  178,413,523.22     99.09%        6.959           357        84.17           632
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                      1,020  180,043,009.52    100.00%        6.969           356        84.18           632

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
FRM/ARM                                    LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
ARM                                          894  162,127,267.99     90.05%        6.962           357        84.14           630
Fixed Rate                                   126   17,915,741.53      9.95%        7.032           342        84.51           650
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                      1,020  180,043,009.52    100.00%        6.969           356        84.18           632

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
PRODUCT                                    LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
2/28 6 Mo LIBOR ARM                          760  137,230,640.24     76.22%        6.966           357        84.43           629
3/27 6 Mo LIBOR ARM                          101   16,923,959.81      9.40%        6.973           357        85.12           647
5/25 6 MO LIBOR                               33    7,972,667.94      4.43%        6.873           358        77.03           615
Balloon 15 Year                                8      567,635.54      0.32%        9.314           176        90.76           660
Fixed Rate 15 Year                             7      579,537.76      0.32%        7.212           177        75.53           661
Fixed Rate 20 Year                             6      362,581.77      0.20%        7.729           236        87.78           638
Fixed Rate 25 Year                             1      119,731.23      0.07%        7.630           298       100.00           608
Fixed Rate 30 Year                           104   16,286,255.23      9.05%        6.926           357        84.43           650
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                      1,020  180,043,009.52    100.00%        6.969           356        84.18           632

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
INTEREST ONLY                              LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
Not Interest Only                          1,020  180,043,009.52    100.00%        6.969           356        84.18           632
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                      1,020  180,043,009.52    100.00%        6.969           356        84.18           632

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
PREPAYMENT PENALTY ORIGINAL TERM            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
(MONTHS)                                   LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
Prepay Penalty:  N/A                         228   39,528,997.80     21.96%        7.159           356        83.76           629
Prepay Penalty:  6 months                      3      228,364.01      0.13%        7.770           357        93.25           612
Prepay Penalty: 12 months                     64   14,828,685.63      8.24%        6.935           355        81.54           644
Prepay Penalty: 24 months                    473   87,249,212.62     48.46%        6.904           357        84.59           627
Prepay Penalty: 36 months                    213   32,382,898.16     17.99%        6.971           353        85.29           643
Prepay Penalty: 60 months                     39    5,824,851.30      3.24%        6.696           355        80.99           652
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                      1,020  180,043,009.52    100.00%        6.969           356        84.18           632

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
LIEN                                       LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
First Lien                                 1,006  179,201,411.91     99.53%        6.958           357        84.14           632
Second Lien                                   14      841,597.61      0.47%        9.268           200        90.91           653
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                      1,020  180,043,009.52    100.00%        6.969           356        84.18           632

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
DOCUMENTATION TYPE                         LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
Alternative Documentation                     60   14,469,534.02      8.04%        7.039           357        86.47           613
Full Documentation                           765  125,825,639.85     69.89%        6.969           356        85.23           629
Lite Doc                                       2      534,708.02      0.30%        7.420           358        81.01           730
Stated Income                                193   39,213,127.63     21.78%        6.938           356        80.00           649
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                      1,020  180,043,009.52    100.00%        6.969           356        84.18           632

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
LOAN PURPOSE                               LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
Cash Out Refinance                           726  130,022,287.86     72.22%        6.944           356        84.02           627
Purchase                                     230   40,132,862.26     22.29%        7.019           357        83.93           654
Rate/Term Refinance                           64    9,887,859.40      5.49%        7.096           356        87.24           619
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                      1,020  180,043,009.52    100.00%        6.969           356        84.18           632

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
PROPERTY TYPE                              LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
5 Units                                        9    1,822,390.00      1.01%        6.991           358        79.41           681
6 Units                                       16    3,914,846.67      2.17%        6.827           359        76.78           675
7 Units                                        4      842,241.00      0.47%        6.645           358        74.91           713
8 Units                                        1      126,893.33      0.07%        7.130           357        80.00           722
Condominium                                   50    7,283,839.18      4.05%        6.905           354        84.63           653
Duplex                                        55   12,709,705.98      7.06%        6.906           355        82.15           642
Mixed Use                                     35    7,728,310.30      4.29%        7.260           359        72.96           654
Quadruplex                                     8    1,804,504.38      1.00%        6.888           358        82.26           674
Row Home                                       4      396,553.05      0.22%        7.885           358        80.11           592
Single Family                                829  142,144,876.70     78.95%        6.965           356        85.28           626
Townhouse                                      3      335,965.95      0.19%        6.901           357        88.96           697
Triplex                                        6      932,882.98      0.52%        7.090           357        85.90           653
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                      1,020  180,043,009.52    100.00%        6.969           356        84.18           632

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
OCCUPANCY STATUS                           LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
Investor Non-owner                           116   21,340,039.40     11.85%        7.183           358        76.24           667
Primary                                      889  155,803,566.65     86.54%        6.933           356        85.14           628
Second Home                                   15    2,899,403.47      1.61%        7.301           357        91.01           630
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                      1,020  180,043,009.52    100.00%        6.969           356        84.18           632

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
STATE                                      LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
Alabama                                        5      717,698.48      0.40%        6.789           316        84.43           650
Arizona                                       27    4,283,836.01      2.38%        6.886           357        88.83           621
California                                    61   15,792,112.29      8.77%        6.766           356        79.58           634
Colorado                                       8    1,557,596.44      0.87%        6.892           358        85.25           631
Connecticut                                   31    6,350,366.71      3.53%        6.877           356        80.42           646
Delaware                                       9    1,671,088.44      0.93%        7.012           358        93.04           638
Florida                                       68   10,948,433.50      6.08%        6.901           357        85.00           634
Georgia                                       40    6,544,715.26      3.64%        7.332           358        85.83           616
Idaho                                          2      151,332.80      0.08%        7.859           358        86.31           636
Illinois                                      45    8,823,758.73      4.90%        6.857           355        86.87           640
Indiana                                       16    1,512,590.42      0.84%        6.846           357        86.96           621
Iowa                                           9      860,186.48      0.48%        7.215           355        86.67           624
Kansas                                        13    1,351,864.95      0.75%        7.286           358        93.78           652
Kentucky                                       5      504,764.11      0.28%        7.077           357        84.49           668
Maine                                          3      435,515.44      0.24%        6.900           357        79.41           710
Maryland                                      24    5,006,885.15      2.78%        6.949           356        81.44           618
Massachusetts                                 33    8,317,986.46      4.62%        6.776           357        80.02           645
Michigan                                     110   16,998,526.94      9.44%        6.982           358        84.76           635
Minnesota                                     19    3,747,728.33      2.08%        6.781           357        85.10           611
Missouri                                      35    5,111,378.05      2.84%        6.973           357        86.85           631
Nebraska                                       6      564,969.89      0.31%        7.218           358        91.11           605
Nevada                                        10    1,932,272.63      1.07%        7.026           348        87.00           617
New Hampshire                                  2      435,986.34      0.24%        6.677           358        88.21           703
New Jersey                                    48   12,344,062.78      6.86%        7.134           356        82.18           647
New Mexico                                     5      538,272.52      0.30%        7.611           358        91.77           606
New York                                      45   11,732,858.24      6.52%        6.952           356        76.36           640
North Carolina                                61    8,778,244.43      4.88%        7.153           354        86.44           606
North Dakota                                   1       70,820.19      0.04%        6.880           357        81.61           619
Ohio                                          68    8,530,895.98      4.74%        6.969           358        88.77           633
Oklahoma                                       1       89,752.19      0.05%        6.450           357        80.00           650
Oregon                                         7    1,100,077.09      0.61%        7.409           351        91.05           604
Pennsylvania                                  57    8,173,990.44      4.54%        7.220           354        83.82           620
Rhode Island                                  20    4,126,168.01      2.29%        6.786           355        79.19           669
South Carolina                                15    2,482,447.23      1.38%        7.478           358        94.41           614
South Dakota                                  11    1,203,852.84      0.67%        7.434           358        93.92           630
Tennessee                                     18    2,668,032.66      1.48%        7.010           350        92.42           629
Texas                                          4      357,428.37      0.20%        7.055           329        84.99           632
Utah                                           2      577,076.20      0.32%        6.338           358        94.52           646
Virginia                                      30    5,851,738.61      3.25%        6.826           357        87.21           623
Washington                                     3      333,893.35      0.19%        7.265           358        81.05           653
Wisconsin                                     42    7,359,398.73      4.09%        6.783           358        83.78           626
Wyoming                                        1      102,405.81      0.06%        7.675           356        75.00           575
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                      1,020  180,043,009.52    100.00%        6.969           356        84.18           632

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
GROSS MARGIN                               LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
 2.500 - 2.999                                 1      256,429.87      0.16%        6.830           355        85.00           653
 4.500 - 4.999                                 2      637,314.67      0.39%        6.543           347        79.31           573
 5.000 - 5.499                                15    2,841,224.16      1.75%        6.388           358        80.46           674
 5.500 - 5.999                               119   23,403,275.62     14.44%        6.584           357        83.42           643
 6.000 - 6.499                               126   23,419,919.64     14.45%        6.660           357        85.53           645
 6.500 - 6.999                               512   90,893,198.39     56.06%        7.045           358        84.82           625
 7.000 - 7.499                                55    7,448,079.38      4.59%        7.521           357        83.57           617
 7.500 - 7.999                                52   10,810,848.75      6.67%        7.332           358        78.58           616
 8.000 - 8.499                                 8    1,055,273.55      0.65%        7.962           357        88.43           623
 8.500 - 8.999                                 3    1,206,793.14      0.74%        7.649           358        79.95           679
10.000 -10.499                                 1      154,910.82      0.10%        8.750           359        84.70           526
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                        894  162,127,267.99    100.00%        6.962           357        84.14           630

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
MINIMUM INTEREST RATE                      LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
 5.000 - 5.499                                 6      613,768.71      0.38%        6.439           357        77.30           674
 5.500 - 5.999                                11    1,354,737.29      0.84%        6.543           358        86.89           669
 6.000 - 6.499                               127   25,011,987.48     15.43%        6.415           357        83.43           645
 6.500 - 6.999                               362   71,695,848.53     44.22%        6.711           357        83.43           635
 7.000 - 7.499                               176   28,656,546.51     17.68%        7.239           358        87.72           621
 7.500 - 7.999                               156   27,370,981.49     16.88%        7.551           358        83.61           615
 8.000 - 8.499                                35    4,474,545.41      2.76%        8.185           358        83.18           601
 8.500 - 8.999                                17    2,300,250.85      1.42%        8.129           358        78.67           633
 9.000 - 9.499                                 1       88,108.19      0.05%        9.250           358        78.05           639
 9.500 - 9.999                                 2      405,582.71      0.25%        6.721           359        79.02           730
10.000 -10.499                                 1      154,910.82      0.10%        8.750           359        84.70           526
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                        894  162,127,267.99    100.00%        6.962           357        84.14           630

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
MAXIMUM INTEREST RATE                      LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
10.000 - 10.499                                1      121,314.73      0.07%        7.380           358        90.00           572
11.500 - 11.999                                3      520,528.11      0.32%        6.484           357        87.32           659
12.000 - 12.499                              101   21,887,111.05     13.50%        6.300           357        82.10           644
12.500 - 12.999                              250   48,776,916.52     30.09%        6.761           358        83.59           633
13.000 - 13.499                              205   36,768,400.77     22.68%        6.910           357        85.49           627
13.500 - 13.999                              215   38,137,142.56     23.52%        7.275           358        84.72           629
14.000 - 14.499                               69    9,710,616.92      5.99%        7.668           358        85.74           618
14.500 - 14.999                               43    5,393,451.17      3.33%        8.149           357        81.08           609
15.000 - 15.499                                6      781,863.54      0.48%        8.423           357        82.27           610
15.500 - 15.999                                1       29,922.62      0.02%        9.500           358        66.67           540
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                        894  162,127,267.99    100.00%        6.962           357        84.14           630

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
INITIAL PERIODIC RATE CAP                  LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
1.500                                          2      417,704.39      0.26%        7.158           345        86.92           571
3.000                                        892  161,709,563.60     99.74%        6.961           357        84.13           631
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                        894  162,127,267.99    100.00%        6.962           357        84.14           630

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
SUBSEQUENT PERIODIC RATE CAP               LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
1.000                                        418   73,846,608.44     45.55%        6.908           357        84.89           638
1.500                                        441   80,153,128.77     49.44%        7.037           358        83.98           623
2.000                                         35    8,127,530.78      5.01%        6.710           356        78.83           637
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                        894  162,127,267.99    100.00%        6.962           357        84.14           630

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                       GROUP II-A MORTGAGE LOAN STATISTICS

                             AS OF THE CUT-OFF DATE

                                                                                       MINIMUM             MAXIMUM
                                                                                   -----------          ----------
Scheduled Principal Balance                           $ 137,679,053                $    27,522          $  421,979
Average Scheduled Principal Balance                   $     156,810
Number of Mortgage Loans                                        878

Weighted Average Gross Coupon                                 7.002%                     6.130%             11.600%
Weighted Average FICO Score                                     628                        525                 793
Weighted Average Combined Original LTV                        84.81%                     26.32%             100.00%

Weighted Average Original Term                           358 months                 180 months          360 months
Weighted Average Stated Remaining Term                   356 months                 173 months          360 months
Weighted Average Seasoning                               3   months                 0   months          16  months

Weighted Average Gross Margin                                 6.462%                     2.750%              8.000%
Weighted Average Minimum Interest Rate                        6.974%                     5.000%              9.500%
Weighted Average Maximum Interest Rate                       13.246%                    10.380%             15.500%
Weighted Average Initial Rate Cap                             2.995%                     1.500%              3.000%
Weighted Average Subsequent Rate Cap                          1.287%                     1.000%              2.000%
Weighted Average Months to Roll                          24  months                 8   months          59  months

Maturity Date                                                                      Aug  1 2019          Mar 1 2035
Maximum Zip Code Concentration                                 1.02%                     08260

ARM                                                           90.06%   Cash Out Refinance                    74.62%
Fixed Rate                                                     9.94%   Purchase                              20.23%
                                                                       Rate/Term Refinance                    5.15%
2/28 6 Mo LIBOR ARM                                           76.97%
3/27 6 Mo LIBOR ARM                                            9.47%   Condominium                            4.66%
5/25 6 MO LIBOR                                                3.62%   Duplex                                 7.10%
Balloon 15 Year                                                0.34%   Mixed Use                              4.17%
Fixed Rate 15 Year                                             0.42%   Quadruplex                             1.31%
Fixed Rate 20 Year                                             0.16%   Row Home                               0.29%
Fixed Rate 25 Year                                             0.09%   Single Family                         81.54%
Fixed Rate 30 Year                                             8.93%   Townhouse                              0.24%
                                                                       Triplex                                0.68%
Not Interest Only                                            100.00%
                                                                       Investor Non-owner                     7.98%
Prepay Penalty:  N/A                                          23.56%   Primary                               90.68%
Prepay Penalty:  6 months                                      0.17%   Second Home                            1.35%
Prepay Penalty: 12 months                                      7.45%
Prepay Penalty: 24 months                                     48.39%   Top 5 States:
Prepay Penalty: 36 months                                     20.43%   Michigan                              10.17%
                                                                       California                             7.74%
First Lien                                                    99.58%   New Jersey                             6.41%
Second Lien                                                    0.42%   North Carolina                         5.98%
                                                                       Ohio                                   5.53%
Alternative Documentation                                      6.04%
Full Documentation                                            73.22%
Lite Doc                                                       0.39%
Stated Income                                                 20.35%

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
CURRENT PRINCIPAL BALANCE                  LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
       0.01 -  50,000.00                      18      741,727.41      0.54%        8.226           308        80.14           616
  50,000.01 - 100,000.00                     198   15,668,489.64     11.38%        7.277           350        82.15           626
 100,000.01 - 150,000.00                     289   36,037,546.81     26.18%        7.035           356        85.90           627
 150,000.01 - 200,000.00                     150   25,834,927.52     18.76%        7.048           356        86.30           626
 200,000.01 - 250,000.00                      87   19,273,145.42     14.00%        6.873           358        83.98           637
 250,000.01 - 300,000.00                      88   24,138,903.31     17.53%        6.945           357        84.15           624
 300,000.01 - 350,000.00                      39   12,626,582.75      9.17%        6.744           357        84.18           635
 350,000.01 - 400,000.00                       8    2,935,750.81      2.13%        6.833           357        86.46           630
 400,000.01 - 450,000.00                       1      421,979.15      0.31%        7.125           357        90.00           633
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                        878  137,679,052.82    100.00%        7.002           356        84.81           628

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
CURRENT GROSS RATE                         LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
 6.000 - 6.499                               162   28,907,086.74     21.00%        6.321           356        81.89           638
 6.500 - 6.999                               314   52,134,572.76     37.87%        6.769           356        85.12           635
 7.000 - 7.499                               179   27,633,527.23     20.07%        7.222           357        87.68           625
 7.500 - 7.999                               157   22,075,054.50     16.03%        7.715           357        85.03           613
 8.000 - 8.499                                36    4,402,974.07      3.20%        8.209           348        83.03           607
 8.500 - 8.999                                22    2,113,426.57      1.54%        8.659           355        80.02           578
 9.000 - 9.499                                 1       88,108.19      0.06%        9.250           358        78.05           639
 9.500 - 9.999                                 4      158,306.42      0.11%        9.596           221        84.56           618
10.000 -10.499                                 2      108,450.89      0.08%       10.156           174        94.38           638
11.500 -11.999                                 1       57,545.45      0.04%       11.600           177       100.00           623
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                        878  137,679,052.82    100.00%        7.002           356        84.81           628

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
FICO                                       LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
525-549                                       39    5,302,512.94      3.85%        7.692           358        81.73           537
550-574                                       85   12,742,014.01      9.25%        7.340           357        82.32           563
575-599                                      136   21,321,759.23     15.49%        7.004           357        81.92           588
600-624                                      168   27,040,008.04     19.64%        6.904           355        84.09           613
625-649                                      184   28,094,965.41     20.41%        6.972           356        86.85           636
650-674                                      133   20,845,404.10     15.14%        6.968           355        84.94           661
675-699                                       72   12,429,543.77      9.03%        6.840           356        88.82           685
700+                                          61    9,902,845.32      7.19%        6.826           353        86.73           727
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                        878  137,679,052.82    100.00%        7.002           356        84.81           628

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
COMBINED ORIGINAL LTV                      LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
  0.01- 49.99                                 21    2,349,221.46      1.71%        7.037           358        40.01           606
 50.00- 54.99                                  5      594,234.67      0.43%        7.073           358        51.37           619
 55.00- 59.99                                  8    1,265,666.26      0.92%        6.473           357        57.09           615
 60.00- 64.99                                 13    2,270,491.72      1.65%        6.993           357        62.41           592
 65.00- 69.99                                 22    3,478,182.21      2.53%        6.890           345        67.97           636
 70.00- 74.99                                 33    5,480,724.37      3.98%        6.873           357        72.57           616
 75.00- 79.99                                 61    9,627,979.08      6.99%        7.138           357        77.14           617
 80.00                                       190   28,700,551.69     20.85%        6.820           356        80.00           643
 80.01- 84.99                                 40    6,313,125.83      4.59%        6.978           346        83.28           620
 85.00- 89.99                                138   22,180,616.90     16.11%        7.133           357        86.16           607
 90.00- 94.99                                171   28,461,030.84     20.67%        7.023           357        90.59           621
 95.00- 99.99                                 58   10,055,224.79      7.30%        7.027           357        95.42           638
100.00                                       118   16,902,003.00     12.28%        7.123           355       100.00           659
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                        878  137,679,052.82    100.00%        7.002           356        84.81           628

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
ORIGINAL TERM (MONTHS)                     LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
180                                           13    1,047,362.19      0.76%        8.060           177        81.72           662
240                                            3      219,575.37      0.16%        6.950           235        86.15           646
300                                            1      119,731.23      0.09%        7.630           298       100.00           608
360                                          861  136,292,384.03     98.99%        6.994           357        84.81           628
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                        878  137,679,052.82    100.00%        7.002           356        84.81           628

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
STATED REMAINING TERM (MONTHS)             LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
121-180                                       13    1,047,362.19      0.76%        8.060           177        81.72           662
181-240                                        3      219,575.37      0.16%        6.950           235        86.15           646
241-300                                        1      119,731.23      0.09%        7.630           298       100.00           608
301-360                                      861  136,292,384.03     98.99%        6.994           357        84.81           628
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                        878  137,679,052.82    100.00%        7.002           356        84.81           628

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
FRM/ARM                                    LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
ARM                                          783  123,991,472.71     90.06%        6.992           357        84.77           626
Fixed Rate                                    95   13,687,580.11      9.94%        7.097           341        85.14           648
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                        878  137,679,052.82    100.00%        7.002           356        84.81           628

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
PRODUCT                                    LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
2/28 6 Mo LIBOR ARM                          670  105,970,955.50     76.97%        7.008           357        85.09           625
3/27 6 Mo LIBOR ARM                           89   13,042,384.47      9.47%        6.884           357        85.25           639
5/25 6 MO LIBOR                               24    4,978,132.74      3.62%        6.942           358        76.78           614
Balloon 15 Year                                6      467,824.43      0.34%        9.109           176        89.39           663
Fixed Rate 15 Year                             7      579,537.76      0.42%        7.212           177        75.53           661
Fixed Rate 20 Year                             3      219,575.37      0.16%        6.950           235        86.15           646
Fixed Rate 25 Year                             1      119,731.23      0.09%        7.630           298       100.00           608
Fixed Rate 30 Year                            78   12,300,911.32      8.93%        7.013           357        85.27           647
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                        878  137,679,052.82    100.00%        7.002           356        84.81           628

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
INTEREST ONLY                              LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
Not Interest Only                            878  137,679,052.82    100.00%        7.002           356        84.81           628
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                        878  137,679,052.82    100.00%        7.002           356        84.81           628

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
PREPAYMENT PENALTY ORIGINAL TERM            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
(MONTHS)                                   LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
Prepay Penalty:  N/A                         210   32,435,642.65     23.56%        7.189           356        84.74           629
Prepay Penalty:  6 months                      3      228,364.01      0.17%        7.770           357        93.25           612
Prepay Penalty: 12 months                     52   10,263,784.95      7.45%        6.847           355        81.71           638
Prepay Penalty: 24 months                    413   66,623,683.81     48.39%        6.942           357        85.05           622
Prepay Penalty: 36 months                    200   28,127,577.40     20.43%        6.980           353        85.36           639
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                        878  137,679,052.82    100.00%        7.002           356        84.81           628

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
LIEN                                       LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
First Lien                                   869  137,097,311.61     99.58%        6.993           356        84.79           628
Second Lien                                    9      581,741.21      0.42%        9.222           179        89.07           660
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                        878  137,679,052.82    100.00%        7.002           356        84.81           628

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
DOCUMENTATION TYPE                         LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
Alternative Documentation                     48    8,314,454.14      6.04%        7.082           357        85.87           615
Full Documentation                           668  100,810,142.57     73.22%        7.004           356        86.02           624
Lite Doc                                       2      534,708.02      0.39%        7.420           358        81.01           730
Stated Income                                160   28,019,748.09     20.35%        6.967           355        80.18           646
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                        878  137,679,052.82    100.00%        7.002           356        84.81           628

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
LOAN PURPOSE                               LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
Cash Out Refinance                           639  102,730,515.54     74.62%        6.976           355        84.74           623
Purchase                                     184   27,852,266.46     20.23%        7.077           357        84.26           650
Rate/Term Refinance                           55    7,096,270.82      5.15%        7.098           356        87.93           619
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                        878  137,679,052.82    100.00%        7.002           356        84.81           628

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
PROPERTY TYPE                              LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
Condominium                                   45    6,419,745.05      4.66%        6.844           356        84.89           653
Duplex                                        48    9,781,235.91      7.10%        7.023           354        82.60           640
Mixed Use                                     31    5,747,571.56      4.17%        7.439           359        71.94           652
Quadruplex                                     8    1,804,504.38      1.31%        6.888           358        82.26           674
Row Home                                       4      396,553.05      0.29%        7.885           358        80.11           592
Single Family                                733  112,260,593.94     81.54%        6.986           356        85.69           624
Townhouse                                      3      335,965.95      0.24%        6.901           357        88.96           697
Triplex                                        6      932,882.98      0.68%        7.090           357        85.90           653
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                        878  137,679,052.82    100.00%        7.002           356        84.81           628

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
OCCUPANCY STATUS                           LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
Investor Non-owner                            76   10,980,233.90      7.98%        7.481           357        76.43           652
Primary                                      789  124,846,966.81     90.68%        6.958           356        85.48           626
Second Home                                   13    1,851,852.11      1.35%        7.183           357        88.87           649
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                        878  137,679,052.82    100.00%        7.002           356        84.81           628

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
STATE                                      LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
Alabama                                        5      717,698.48      0.52%        6.789           316        84.43           650
Arizona                                       26    3,779,994.75      2.75%        6.820           357        87.34           621
California                                    49   10,662,995.97      7.74%        6.860           355        77.86           617
Colorado                                       8    1,557,596.44      1.13%        6.892           358        85.25           631
Connecticut                                   23    4,651,009.50      3.38%        6.893           356        81.99           638
Delaware                                       8    1,251,778.99      0.91%        7.016           358        90.71           642
Florida                                       57    7,562,694.43      5.49%        6.993           356        84.85           631
Georgia                                       37    5,097,329.87      3.70%        7.308           358        84.75           629
Idaho                                          2      151,332.80      0.11%        7.859           358        86.31           636
Illinois                                      42    7,571,114.03      5.50%        6.857           355        86.32           640
Indiana                                       14    1,328,199.13      0.96%        6.843           357        87.13           620
Iowa                                           8      840,678.90      0.61%        7.128           358        86.59           624
Kansas                                        13    1,351,864.95      0.98%        7.286           358        93.78           652
Kentucky                                       5      504,764.11      0.37%        7.077           357        84.49           668
Maine                                          1      129,514.61      0.09%        7.550           356        77.32           647
Maryland                                      21    3,997,452.73      2.90%        6.974           357        83.68           633
Massachusetts                                 19    4,241,611.42      3.08%        6.751           357        80.91           632
Michigan                                      98   14,000,248.83     10.17%        6.999           358        85.27           629
Minnesota                                     18    3,326,102.37      2.42%        6.801           358        83.86           610
Missouri                                      33    4,613,839.50      3.35%        6.989           357        88.58           628
Nebraska                                       6      564,969.89      0.41%        7.218           358        91.11           605
Nevada                                         9    1,516,487.05      1.10%        7.006           345        88.70           635
New Hampshire                                  1      156,593.58      0.11%        6.770           357       100.00           684
New Jersey                                    39    8,827,915.74      6.41%        7.172           355        83.18           651
New Mexico                                     5      538,272.52      0.39%        7.611           358        91.77           606
New York                                      28    6,520,026.33      4.74%        6.934           357        76.21           623
North Carolina                                60    8,239,145.09      5.98%        7.163           354        86.57           607
North Dakota                                   1       70,820.19      0.05%        6.880           357        81.61           619
Ohio                                          61    7,612,392.66      5.53%        6.968           358        89.64           627
Oregon                                         7    1,100,077.09      0.80%        7.409           351        91.05           604
Pennsylvania                                  48    6,525,483.01      4.74%        7.225           353        84.21           618
Rhode Island                                  12    2,147,730.97      1.56%        6.905           351        76.94           644
South Carolina                                14    1,903,310.80      1.38%        7.471           357        92.71           611
South Dakota                                  11    1,203,852.84      0.87%        7.434           358        93.92           630
Tennessee                                     16    2,502,583.10      1.82%        6.922           349        92.84           631
Texas                                          4      357,428.37      0.26%        7.055           329        84.99           632
Utah                                           1      158,249.41      0.11%        6.240           359        80.00           637
Virginia                                      26    4,068,744.58      2.96%        6.859           357        87.67           627
Washington                                     3      333,893.35      0.24%        7.265           358        81.05           653
Wisconsin                                     38    5,890,848.63      4.28%        6.864           358        85.73           633
Wyoming                                        1      102,405.81      0.07%        7.675           356        75.00           575
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                        878  137,679,052.82    100.00%        7.002           356        84.81           628

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
GROSS MARGIN                               LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
2.500 - 2.999                                  1      256,429.87      0.21%        6.830           355        85.00           653
4.500 - 4.999                                  1      257,709.66      0.21%        6.790           346        85.00           558
5.000 - 5.499                                 13    1,922,591.09      1.55%        6.382           357        80.69           672
5.500 - 5.999                                106   18,820,665.48     15.18%        6.574           357        83.35           640
6.000 - 6.499                                116   19,329,804.99     15.59%        6.708           357        85.17           639
6.500 - 6.999                                449   69,040,157.29     55.68%        7.101           358        85.77           621
7.000 - 7.499                                 54    7,056,358.85      5.69%        7.511           357        84.49           611
7.500 - 7.999                                 42    7,217,928.83      5.82%        7.452           358        79.01           609
8.000 - 8.499                                  1       89,826.65      0.07%        8.250           357       100.00           635
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                        783  123,991,472.71    100.00%        6.992           357        84.77           626

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
MINIMUM INTEREST RATE                      LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
5.000 - 5.499                                  6      613,768.71      0.50%        6.439           357        77.30           674
5.500 - 5.999                                  8      765,824.65      0.62%        6.535           358        81.58           664
6.000 - 6.499                                114   19,836,233.05     16.00%        6.437           357        83.05           640
6.500 - 6.999                                308   51,779,052.09     41.76%        6.723           357        84.79           632
7.000 - 7.499                                167   25,436,033.26     20.51%        7.244           358        87.71           621
7.500 - 7.999                                140   21,311,890.02     17.19%        7.621           358        83.79           610
8.000 - 8.499                                 27    3,349,754.45      2.70%        8.252           358        82.76           592
8.500 - 8.999                                 11      780,885.67      0.63%        8.698           358        76.97           575
9.000 - 9.499                                  1       88,108.19      0.07%        9.250           358        78.05           639
9.500 - 9.999                                  1       29,922.62      0.02%        9.500           358        66.67           540
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                        783  123,991,472.71    100.00%        6.992           357        84.77           626

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
MAXIMUM INTEREST RATE                      LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
10.000 - 10.499                                1      121,314.73      0.10%        7.380           358        90.00           572
11.500 - 11.999                                2      294,351.53      0.24%        6.568           356        77.57           611
12.000 - 12.499                               85   15,942,174.27     12.86%        6.308           357        82.79           640
12.500 - 12.999                              205   33,454,820.77     26.98%        6.779           357        85.40           629
13.000 - 13.499                              188   29,878,853.55     24.10%        6.919           357        85.65           626
13.500 - 13.999                              196   30,290,167.67     24.43%        7.291           357        84.41           621
14.000 - 14.499                               65    9,223,936.67      7.44%        7.630           357        85.76           617
14.500 - 14.999                               36    4,198,684.81      3.39%        8.053           357        82.15           608
15.000 - 15.499                                4      557,246.09      0.45%        8.467           358        82.24           630
15.500 - 15.999                                1       29,922.62      0.02%        9.500           358        66.67           540
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                        783  123,991,472.71    100.00%        6.992           357        84.77           626

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
INITIAL PERIODIC RATE CAP                  LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
1.500                                          2      417,704.39      0.34%        7.158           345        86.92           571
3.000                                        781  123,573,768.32     99.66%        6.991           357        84.76           626
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                        783  123,991,472.71    100.00%        6.992           357        84.77           626

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
SUBSEQUENT PERIODIC RATE CAP               LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
1.000                                        375   59,690,826.18     48.14%        6.899           357        85.08           634
1.500                                        376   57,482,745.08     46.36%        7.113           358        85.23           617
2.000                                         32    6,817,901.45      5.50%        6.784           356        78.17           633
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                        783  123,991,472.71    100.00%        6.992           357        84.77           626

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                       GROUP II-B MORTGAGE LOAN STATISTICS

                             AS OF THE CUT-OFF DATE

                                                                                       MINIMUM             MAXIMUM
                                                                                   -----------          ----------
Scheduled Principal Balance                           $  42,363,957                $    17,953          $  748,764
Average Scheduled Principal Balance                   $     298,338
Number of Mortgage Loans                                        142

Weighted Average Gross Coupon                                 6.860%                     6.140%             10.950%
Weighted Average FICO Score                                     645                        526                 796
Weighted Average Combined Original LTV                        82.13%                     48.61%             100.00%

Weighted Average Original Term                           359 months                 180 months          360 months
Weighted Average Stated Remaining Term                   357 months                 175 months          360 months
Weighted Average Seasoning                                 2 months                   0 months           15 months

Weighted Average Gross Margin                                 6.591%                     4.950%             10.000%
Weighted Average Minimum Interest Rate                        6.997%                     5.740%             10.000%
Weighted Average Maximum Interest Rate                       13.052%                    11.990%             15.490%
Weighted Average Initial Rate Cap                             3.000%                     3.000%              3.000%
Weighted Average Subsequent Rate Cap                          1.332%                     1.000%              2.000%
Weighted Average Months to Roll                           26 months                   9 months           59 months

Maturity Date                                                                       Oct 1 2019          Mar 1 2035
Maximum Zip Code Concentration                                 2.17%                     02863

ARM                                                           90.02%   Cash Out Refinance                    64.42%
Fixed Rate                                                     9.98%   Purchase                              28.99%
                                                                       Rate/Term Refinance                    6.59%
2/28 6 Mo LIBOR ARM                                           73.79%
3/27 6 Mo LIBOR ARM                                            9.16%   5 Units                                4.30%
5/25 6 MO LIBOR                                                7.07%   6 Units                                9.24%
Balloon 15 Year                                                0.24%   7 Units                                1.99%
Fixed Rate 20 Year                                             0.34%   8 Units                                0.30%
Fixed Rate 30 Year                                             9.41%   Condominium                            2.04%
                                                                       Duplex                                 6.91%
Not Interest Only                                            100.00%   Mixed Use                              4.68%
                                                                       Single Family                         70.54%
Prepay Penalty: N/A                                           16.74%
Prepay Penalty: 12 months                                     10.78%   Investor Non-owner                    24.45%
Prepay Penalty: 24 months                                     48.69%   Primary                               73.07%
Prepay Penalty: 36 months                                     10.04%   Second Home                            2.47%
Prepay Penalty: 60 months                                     13.75%
                                                                       Top 5 States:
First Lien                                                    99.39%   New York                              12.30%
Second Lien                                                    0.61%   California                            12.11%
                                                                       Massachusetts                          9.62%
Alternative Documentation                                     14.53%   New Jersey                             8.30%
Full Documentation                                            59.05%   Florida                                7.99%
Stated Income                                                 26.42%

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
CURRENT PRINCIPAL BALANCE                  LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
       0.01 -  50,000.00                       2       37,460.21      0.09%       10.135           207        89.75           624
  50,000.01 - 100,000.00                      17    1,316,927.81      3.11%        7.940           335        82.56           622
 100,000.01 - 150,000.00                      17    2,091,937.22      4.94%        6.905           357        84.40           656
 150,000.01 - 200,000.00                      16    2,710,631.57      6.40%        7.085           357        79.51           649
 200,000.01 - 250,000.00                      13    3,054,734.60      7.21%        6.895           358        81.23           669
 250,000.01 - 300,000.00                       8    2,216,688.89      5.23%        6.660           358        74.73           680
 300,000.01 - 350,000.00                       8    2,618,804.88      6.18%        6.643           359        77.88           673
 350,000.01 - 400,000.00                      17    6,432,228.91     15.18%        6.854           357        82.00           662
 400,000.01 - 450,000.00                      18    7,601,833.57     17.94%        6.752           358        85.62           624
 450,000.01 - 500,000.00                      12    5,734,489.12     13.54%        6.847           356        81.48           640
 500,000.01 - 550,000.00                       4    2,100,844.77      4.96%        7.313           358        89.59           613
 550,000.01 - 600,000.00                       5    2,837,147.24      6.70%        6.732           358        89.49           662
 600,000.01 - 650,000.00                       1      628,801.35      1.48%        6.250           358        70.00           616
 700,000.01 - 750,000.00                       4    2,981,426.56      7.04%        6.651           358        75.72           614
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                        142   42,363,956.70    100.00%        6.860           357        82.13           645

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
CURRENT GROSS RATE                         LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
 6.000 - 6.499                                34   10,820,684.25     25.54%        6.299           357        80.64           655
 6.500 - 6.999                                61   20,565,589.69     48.55%        6.731           358        80.65           649
 7.000 - 7.499                                14    4,502,987.24     10.63%        7.226           358        86.29           620
 7.500 - 7.999                                16    4,676,531.38     11.04%        7.665           357        87.45           656
 8.000 - 8.499                                 7      818,091.59      1.93%        8.354           357        86.41           606
 8.500 - 8.999                                 6      791,061.77      1.87%        8.740           359        78.51           563
 9.000 - 9.499                                 2       87,644.72      0.21%        9.353           224        90.38           634
10.500 -10.999                                 2      101,366.06      0.24%       10.587           187        97.11           642
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                        142   42,363,956.70    100.00%        6.860           357        82.13           645

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
FICO                                       LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
525-549                                        6    1,323,651.72      3.12%        7.517           358        79.52           534
550-574                                        7    2,804,340.14      6.62%        6.991           355        74.06           565
575-599                                       16    5,308,456.40     12.53%        7.132           357        80.44           590
600-624                                       16    5,639,476.22     13.31%        6.840           356        87.20           616
625-649                                       35    8,541,390.54     20.16%        6.933           355        84.21           635
650-674                                       22    7,033,715.20     16.60%        6.658           358        83.40           661
675-699                                       15    4,047,720.68      9.55%        6.582           358        80.46           685
700+                                          25    7,665,205.80     18.09%        6.774           358        80.36           731
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                        142   42,363,956.70    100.00%        6.860           357        82.13           645

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
COMBINED ORIGINAL LTV                      LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
  0.01- 49.99                                  1      174,545.44      0.41%        6.750           357        48.61           626
 50.00- 54.99                                  1       59,862.60      0.14%        7.390           357        54.55           668
 60.00- 64.99                                  4    1,209,116.78      2.85%        6.559           357        62.59           618
 65.00- 69.99                                 10    2,683,908.46      6.34%        6.872           356        67.08           643
 70.00- 74.99                                  9    3,422,736.91      8.08%        6.701           359        71.15           609
 75.00- 79.99                                 22    7,652,930.50     18.06%        6.953           358        76.68           652
 80.00                                        23    5,515,823.94     13.02%        6.641           358        80.00           657
 80.01- 84.99                                 20    6,360,694.40     15.01%        6.821           358        82.15           674
 85.00- 89.99                                 12    3,322,827.90      7.84%        6.521           355        86.86           655
 90.00- 94.99                                 21    6,607,930.31     15.60%        6.934           355        90.76           625
 95.00- 99.99                                  7    1,693,058.47      4.00%        7.384           348        96.42           622
100.00                                        12    3,660,520.99      8.64%        7.230           358       100.00           650
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                        142   42,363,956.70    100.00%        6.860           357        82.13           645

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
ORIGINAL TERM (MONTHS)                     LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
180                                            2       99,811.11      0.24%       10.275           175        97.15           645
240                                            3      143,006.40      0.34%        8.924           237        90.28           627
360                                          137   42,121,139.19     99.43%        6.845           358        82.07           645
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                        142   42,363,956.70    100.00%        6.860           357        82.13           645

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
STATED REMAINING TERM (MONTHS)             LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
121-180                                        2       99,811.11      0.24%       10.275           175        97.15           645
181-240                                        3      143,006.40      0.34%        8.924           237        90.28           627
301-360                                      137   42,121,139.19     99.43%        6.845           358        82.07           645
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                        142   42,363,956.70    100.00%        6.860           357        82.13           645

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
FRM/ARM                                    LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
ARM                                          111   38,135,795.28     90.02%        6.864           358        82.09           644
Fixed Rate                                    31    4,228,161.42      9.98%        6.818           349        82.48           655
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                        142   42,363,956.70    100.00%        6.860           357        82.13           645

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
PRODUCT                                    LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
2/28 6 Mo LIBOR ARM                           90   31,259,684.74     73.79%        6.824           358        82.21           644
3/27 6 Mo LIBOR ARM                           12    3,881,575.34      9.16%        7.274           358        84.70           673
5/25 6 MO LIBOR                                9    2,994,535.20      7.07%        6.759           358        77.45           617
Balloon 15 Year                                2       99,811.11      0.24%       10.275           175        97.15           645
Fixed Rate 20 Year                             3      143,006.40      0.34%        8.924           237        90.28           627
Fixed Rate 30 Year                            26    3,985,343.91      9.41%        6.656           357        81.83           656
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                        142   42,363,956.70    100.00%        6.860           357        82.13           645

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
INTEREST ONLY                              LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
Not Interest Only                            142   42,363,956.70    100.00%        6.860           357        82.13           645
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                        142   42,363,956.70    100.00%        6.860           357        82.13           645

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
PREPAYMENT PENALTY ORIGINAL TERM            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
(MONTHS)                                   LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
Prepay Penalty: N/A                           18    7,093,355.15     16.74%        7.020           358        79.26           629
Prepay Penalty: 12 months                     12    4,564,900.68     10.78%        7.133           357        81.18           656
Prepay Penalty: 24 months                     60   20,625,528.81     48.69%        6.779           357        83.09           642
Prepay Penalty: 36 months                     13    4,255,320.76     10.04%        6.915           352        84.83           669
Prepay Penalty: 60 months                     39    5,824,851.30     13.75%        6.696           355        80.99           652
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                        142   42,363,956.70    100.00%        6.860           357        82.13           645

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
LIEN                                       LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
First Lien                                   137   42,104,100.30     99.39%        6.844           357        82.05           645
Second Lien                                    5      259,856.40      0.61%        9.370           246        95.02           637
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                        142   42,363,956.70    100.00%        6.860           357        82.13           645

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
DOCUMENTATION TYPE                         LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
Alternative Documentation                     12    6,155,079.88     14.53%        6.981           358        87.28           611
Full Documentation                            97   25,015,497.28     59.05%        6.828           356        82.01           648
Stated Income                                 33   11,193,379.54     26.42%        6.865           357        79.56           659
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                        142   42,363,956.70    100.00%        6.860           357        82.13           645

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
LOAN PURPOSE                               LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
Cash Out Refinance                            87   27,291,772.32     64.42%        6.824           356        81.30           641
Purchase                                      46   12,280,595.80     28.99%        6.887           358        83.20           662
Rate/Term Refinance                            9    2,791,588.58      6.59%        7.094           358        85.49           619
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                        142   42,363,956.70    100.00%        6.860           357        82.13           645

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
PROPERTY TYPE                              LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
5 Units                                        9    1,822,390.00      4.30%        6.991           358        79.41           681
6 Units                                       16    3,914,846.67      9.24%        6.827           359        76.78           675
7 Units                                        4      842,241.00      1.99%        6.645           358        74.91           713
8 Units                                        1      126,893.33      0.30%        7.130           357        80.00           722
Condominium                                    5      864,094.13      2.04%        7.359           339        82.73           657
Duplex                                         7    2,928,470.07      6.91%        6.516           357        80.63           646
Mixed Use                                      4    1,980,738.74      4.68%        6.740           359        75.93           660
Single Family                                 96   29,884,282.76     70.54%        6.888           357        83.75           636
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                        142   42,363,956.70    100.00%        6.860           357        82.13           645

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
OCCUPANCY STATUS                           LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
Investor Non-owner                            40   10,359,805.50     24.45%        6.867           358        76.05           682
Primary                                      100   30,956,599.84     73.07%        6.835           356        83.74           635
Second Home                                    2    1,047,551.36      2.47%        7.510           358        94.81           598
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                        142   42,363,956.70    100.00%        6.860           357        82.13           645

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
STATE                                      LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
Arizona                                        1      503,841.26      1.19%        7.380           357       100.00           623
California                                    12    5,129,116.32     12.11%        6.571           356        83.16           669
Connecticut                                    8    1,699,357.21      4.01%        6.836           358        76.12           667
Delaware                                       1      419,309.45      0.99%        7.000           358       100.00           627
Florida                                       11    3,385,739.07      7.99%        6.696           358        85.32           639
Georgia                                        3    1,447,385.39      3.42%        7.419           358        89.62           573
Illinois                                       3    1,252,644.70      2.96%        6.854           356        90.13           639
Indiana                                        2      184,391.29      0.44%        6.867           356        85.74           627
Iowa                                           1       19,507.58      0.05%       10.950           236        89.94           617
Maine                                          2      306,000.83      0.72%        6.625           358        80.30           737
Maryland                                       3    1,009,432.42      2.38%        6.849           352        72.54           557
Massachusetts                                 14    4,076,375.04      9.62%        6.802           356        79.09           659
Michigan                                      12    2,998,278.11      7.08%        6.900           357        82.40           664
Minnesota                                      1      421,625.96      1.00%        6.630           357        94.84           617
Missouri                                       2      497,538.55      1.17%        6.831           352        70.77           654
Nevada                                         1      415,785.58      0.98%        7.100           359        80.80           552
New Hampshire                                  1      279,392.76      0.66%        6.625           358        81.60           713
New Jersey                                     9    3,516,147.04      8.30%        7.037           359        79.68           635
New York                                      17    5,212,831.91     12.30%        6.975           354        76.55           662
North Carolina                                 1      539,099.34      1.27%        6.990           358        84.38           589
Ohio                                           7      918,503.32      2.17%        6.978           357        81.60           678
Oklahoma                                       1       89,752.19      0.21%        6.450           357        80.00           650
Pennsylvania                                   9    1,648,507.43      3.89%        7.199           357        82.31           631
Rhode Island                                   8    1,978,437.04      4.67%        6.657           359        81.64           695
South Carolina                                 1      579,136.43      1.37%        7.500           358       100.00           624
Tennessee                                      2      165,449.56      0.39%        8.335           357        86.04           593
Utah                                           1      418,826.79      0.99%        6.375           357       100.00           650
Virginia                                       4    1,782,994.03      4.21%        6.752           359        86.15           613
Wisconsin                                      4    1,468,550.10      3.47%        6.455           357        75.96           600
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                        142   42,363,956.70    100.00%        6.860           357        82.13           645

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
GROSS MARGIN                               LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
 4.500 - 4.999                                 1      379,605.01      1.00%        6.375           348        75.44           583
 5.000 - 5.499                                 2      918,633.07      2.41%        6.400           358        80.00           677
 5.500 - 5.999                                13    4,582,610.14     12.02%        6.624           358        83.73           655
 6.000 - 6.499                                10    4,090,114.65     10.73%        6.433           357        87.24           675
 6.500 - 6.999                                63   21,853,041.10     57.30%        6.867           358        81.84           637
 7.000 - 7.499                                 1      391,720.53      1.03%        7.700           359        67.01           725
 7.500 - 7.999                                10    3,592,919.92      9.42%        7.092           357        77.71           629
 8.000 - 8.499                                 7      965,446.90      2.53%        7.935           357        87.36           622
 8.500 - 8.999                                 3    1,206,793.14      3.16%        7.649           358        79.95           679
10.000 -10.499                                 1      154,910.82      0.41%        8.750           359        84.70           526
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                        111   38,135,795.28    100.00%        6.864           358        82.09           644

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
MINIMUM INTEREST RATE                      LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
 5.500 - 5.999                                 3      588,912.64      1.54%        6.553           358        93.80           677
 6.000 - 6.499                                13    5,175,754.43     13.57%        6.329           356        84.90           663
 6.500 - 6.999                                54   19,916,796.44     52.23%        6.679           358        79.89           644
 7.000 - 7.499                                 9    3,220,513.25      8.44%        7.205           358        87.81           618
 7.500 - 7.999                                16    6,059,091.47     15.89%        7.305           358        83.00           636
 8.000 - 8.499                                 8    1,124,790.96      2.95%        7.985           358        84.43           626
 8.500 - 8.999                                 6    1,519,365.18      3.98%        7.836           358        79.54           663
 9.500 - 9.999                                 1      375,660.09      0.99%        6.500           359        80.00           745
10.000 -10.499                                 1      154,910.82      0.41%        8.750           359        84.70           526
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                        111   38,135,795.28    100.00%        6.864           358        82.09           644

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
MAXIMUM INTEREST RATE                      LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
11.500 -11.999                                 1      226,176.58      0.59%        6.375           357       100.00           721
12.000 -12.499                                16    5,944,936.78     15.59%        6.280           357        80.25           655
12.500 -12.999                                45   15,322,095.75     40.18%        6.721           358        79.62           642
13.000 -13.499                                17    6,889,547.22     18.07%        6.871           357        84.80           632
13.500 -13.999                                19    7,846,974.89     20.58%        7.212           358        85.93           658
14.000 -14.499                                 4      486,680.25      1.28%        8.395           358        85.31           622
14.500 -14.999                                 7    1,194,766.36      3.13%        8.487           358        77.33           611
15.000 -15.499                                 2      224,617.45      0.59%        8.313           355        82.33           563
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                        111   38,135,795.28    100.00%        6.864           358        82.09           644

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
INITIAL PERIODIC RATE CAP                  LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
3.000                                        111   38,135,795.28    100.00%        6.864           358        82.09           644
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                        111   38,135,795.28    100.00%        6.864           358        82.09           644

                                                                                              WEIGHTED
                                                                                WEIGHTED       AVERAGE     WEIGHTED
                                                         CURRENT    PCT BY       AVERAGE        STATED      AVERAGE      WEIGHTED
                                            # OF       PRINCIPAL      CURR         GROSS     REMAINING     COMBINED       AVERAGE
SUBSEQUENT PERIODIC RATE CAP               LOANS         BALANCE  PRIN BAL        COUPON          TERM     ORIG LTV          FICO
--------------------------------------   -------  --------------  --------   -----------  ------------  -----------  ------------
1.000                                         43   14,155,782.26     37.12%        6.948           358        84.11           654
1.500                                         65   22,670,383.69     59.45%        6.843           358        80.82           637
2.000                                          3    1,309,629.33      3.43%        6.324           356        82.31           661
                                         -------  --------------  --------   -----------  ------------  -----------  ------------
TOTAL                                        111   38,135,795.28    100.00%        6.864           358        82.09           644

RBS GREENWICH CAPITAL                                   FRIEDMAN BILLINGS RAMSEY